LEASE AGREEMENT
                             TABLE OF CONTENTS


SECTION NUMBER                                                  PAGE NUMBER

BASIC LEASE PROVISIONS
1.   Leased Premises and Use. . . . . . . . . . . . . . . . . . . . . . . 1
2.   Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
3.   Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
4.   Payment of Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
5.   Possession . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
6.   Payment of Taxes and Assessments by Lessee . . . . . . . . . . . . . 7
7.   Assignment and Subletting. . . . . . . . . . . . . . . . . . . . . ..7
8.   Rights and obligations Under the Bankruptcy Code . . . . . . . . . . 9
9.   Waste; Nuisance. . . . . . . . . . . . . . . . . . . . . . . . . . .10
10.  Prohibited Uses. . . . . . . . . . . . . . . . . . . . . . . . . . .10
11.  Alterations. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
12.  Abandonment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
13.  Utilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
14.  Maintenance and Repair . . . . . . . . . . . . . . . . . . . . . . .11
15.  Glass Breakage . . . . . . . . . . . . . . . . . . . . . . . . . . .13
16.  Common Area. . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
17.  Additional Rent. . . . . . . . . . . . . . . . . . . . . . . . . . .14
18.  Lessor's Right to Relocate the Premises. . . . . . . . . . . . . . .15
19.  Entry by Lessor  . . . . . . . . . . . . . . . . . . . . . . . . . .15
20.  Compliance with governmental Regulations . . . . . . . . . . . . . .15
21.  Insurance and Indemnification  . . . . . . . . . . . . . . . . . . .15
22.  Waiver of Subrogation. . . . . . . . . . . . . . . . . . . . . . .  17
23.  Surrender. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
24.  Subordination; Estoppel Certificate. . . . . . . . . . . . . . . . .17
25.  Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . . . . .18
26.  Holding Over . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
27.  Sale by Lessor . . . . . . . . . . . . . . . . . . . . . . . . . . .18
28.  Damage or Destruction. . . . . . . . . . . . . . . . . . . . . . . .19
29.  Condemnation . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
30.  Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
31.  Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
32.  No Personal Liability of Lessor's Shareholders, et al. . . . . . . .21
33.  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . .21
34.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
35.  Competition. . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
36.  Rent Control . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
37.  Quiet Enjoyment. . . . . . . . . . . . . . . . . . . . . . . . . . .22
39.  Signs, Auctions,Window . . . . . . . . . . . . . . . . . . . . . . .22
39.  Covenant of Continuous Operation . . . . . . . . . . . . . . . . . .23
40.  Security Deposit . . . . . . . . . . . . . . . . . . . . . . . . . .23
41.  Late Charges:. . . . . . . . . . . . . . . . . . . . . . . . . . . .24
42.  Environmental Matters. . . . . . . . . . . . . . . . . . . . . . . .24
43.  Merchants' Association/Marketing Fund. . . . . . . . . . . . . . . .26
44.  Lessor and Lessee. . . . . . . . . . . . . . . . . . . . . . . . . .27
45.  Relationship of the Parties. . . . . . . . . . . . . . . . . . . . .27
46.  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
47.  Quitclaim. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
                              LEASE AGREEMENT
                             TABLE OF CONTENTS

SECTION NUMBER                                                  PAGE NUMBER

48.  Other Payments to be Constructed as Rent . . . . . . . . . . . . . .27
49.  Headings and Titles. . . . . . . . . . . . . . . . . . . . . . . . .27
50.  Conditions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
51.  Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
52.  Time . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
53.  Corporate Authority. . . . . . . . . . . . . . . . . . . . . . . . .28
54.  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .28
55.  No Reservation of Premises . . . . . . . . . . . . . . . . . . . . .28

                              LEASE AGREEMENT
                          BASIC LEASE PROVISIONS'

The words in and figures set forth in paragraphs A to Q, both inclusive, are part of this "Lease" wherever appropriate reference is made thereto, unless they are expressly modified elsewhere in this lease.

A.   Date of Lease:

          April 17, 1995

B.   Lessor:

     Western Investment Real Estate Trust, a California unincorporated association doing business as a real estate investment trust and Pinecreek Shopping Center Associates, a California limited partnership

C.   Lessee:

          Truckee River Bank, a California banking corporation

D.   Lessee's Trade Name:

          Truckee River Bank

E.   Leased Premises and address of Leased Premises:

     Pine Creek Shopping Center, the "Shopping Center", in the City of Grass Valley, County of Nevada, and the State of California, located at 736 Taylorville Road, Suite D, hereinafter referred to as the "Leased Premises", as shown on the "Site Plan" Exhibit A of approximately 2,760 square feet of gross leasable area. "Gross Leasable Area" shall be defined as the measurements from the exterior face of outside wall(s) to the center line of party wall(s). On the Exhibit A the Leased Premises shall be outlined in red and the Shopping Center shall be outlined in blue.

F.   Use of Leased Premises:

     Bank and savings and loan and for no other purpose.

G.   Term and Lease Commencement Date:

     This Lease shall commence on April 17, 1995, hereinafter referred to as the "Lease Commencement Date", and shall terminate five (5) years after the first day of the month next following the Lease Commencement Date, the "Lease Term". As a confirmation of said Lease Commencement Date, the parties shall execute an "Acknowledgment of Commencement" as set forth in the form attached as Exhibit C.





H.   Minimum Monthly Rent:

          Months 1 - 6             $3,312.00
          Months 7 - 12            $3,450.00
          Months 13 - 24           $3,726.00
          Months 25 - 36           $4,002.00
          Months 37 - 48           $4,278.00
          Months 49 - 60           $4,554.00

I-1.      Percentage Rent Rate:

          None

I-2. Prepaid Rent:

          Three thousand three hundred twelve ($3,312.00) dollars

J.   Security Deposit:

          None

K.   Monthly Marketing Charge:

          Sixty-nine ($69.00) dollars per month

L.   Taxes, Insurance, and Common Area Maintenance:

     The Lessee shall pay a proportionate share, as defined in Paragraph 17 below, of taxes, insurance, and common area maintenance including property management fees plus fees for Lessor's administrative costs, which said administrative costs shall not exceed 10% of all taxes, insurance and common area maintenance charges, payable monthly. The "Common Area" for the Shopping Center is designated in Exhibit B attached hereto. Additional Rent, as defined in Paragraph 17 below, shall become due and payable April 17, 1995.

M. Lessor's Address for payment of Rent including Additional Rent under Paragraph 17:

          Western Investment Real Estate Trust
          Dept #GB53
          P.O. Box 45575
          San Francisco, CA 94145-0575

N. Lessor's Address and Phone Number for Notices and all other correspondence:

          Western Investment Real Estate Trust 6861 Douglas Boulevard; P.O. Box 2695
          Roseville, CA 95746
          (800) 643-4770 or (916) 791-0600

          and

          Pinecreek Shopping Center
          c/o Connolly Development Co.
          P.0. Box 348600
          Sacramento .CA 95834

O.   Lessee's Address and Phone Number for Notices:

          To the Leased Premises:

          736 Taylorville Road, Suite D
          Grass Valley, CA 95949

          and

          Truckee River Bank
          Attn: Director of Operations
          10181 Truckee Tahoe Airport Road
          Truckee, CA 96160

P. Addendum(s): The following addendum(s) are attached hereto and made a part hereof:

          First Addendum - Option To Extend Term
          Second Addendum - Option To Extend Term
          Third Addendum - Option To Extend Term
          Fourth Addendum

Q. Exhibits: The following exhibits are attached hereto and made a part hereof:

          Exhibit A: Site Plan
          Exhibit B: Common Area
          Exhibit C: Acknowledgment of Commencement
          Exhibit D: Sign Criteria

1.   Leased Premises and Use.

     That Lessor hereby leases to Lessee hereby hires from Lessor, the Premises as described in Paragraph E of the Basic Lease Provision.

     (a) Use. The Premises, shall be solely for the purposes and under the trade name set forth in Paragraph D and F of the Basic Lease Provisions and for no other purpose and under no other trade name.

     (b) Leased Premises Under Construction. In the event that the are under construction, Lessor and Lessee recognize that final construction may result in a minor increase or in the decrease in the dimensions or the total square feet of the Gross Area of the total square feet of the Gross Leasable Area of the Premises is increased or by less than five (5%) percent, no change will be made in this Lease. If the final construction results in an increase or decrease in total square feet of the Gross Leasable Area of the Premises in excess of five (5%) percent, Lessor and Lessee shall enter into an amendment of this Lease confirming the correct square feet of the Gross Leasable Area of the Premises and adjusting the Minimum Monthly Rent on a prorata basis.

     (c) Suitability. Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representation or warranty with respect to the Premises or with respect to the suitability of the Leased Premises or the Shopping Center for the conduct of Lessees business, nor has Lessor agreed to undertake any modification, alteration or improvement to the Leased Premises except as provided in this

2.   Term.

     The Lease Term shall be as set forth in Paragraph G of the Basic Lease Provisions.

3.   Rent.

     (a) Minimum Monthly Rent The "Minimum Monthly Rent shall be as set forth in
Paragraph H of the Basic Lease Provisions.

          (1) Rental Payment Date. The Minimum Monthly Rent shall be payable in equal monthly installments without offset or reduction, in advance, on the first day of each and every month of the Lease Term beginning on the Lease commencement Date. Should the Lease Commencement Date fall on a date other than the first day of the month, the first month's Minimum Monthly Pent shall be paid in full and the second months Minimum Monthly Rent shall be prorated appropriately.

     (b) Percentage Rent. In addition to the lease Monthly Rent to be paid by Lessee pursuant to this Paragraph 3, Lessee pay to Lessor an amount equal to a percentage of "Gross Sales", as defined below, of the Lessee made in, upon or from the Premises during each lease year of the Lease Term, less the aggregate amount of the Minimum Monthly Rent paid by Lessee during such lease year. The percentage of Gross Sales herein referred to shall be the percent set forth in Paragraph I-1 of the Basic Lease Provisions specified as "Percentage Rent".

          Such Percentage Rent shall be computed on a monthly basis in each lease year and,. on or before the tenth (10th) day of the calendar month immediately following the close of such monthly period, Lessee shall pay to Lessor the amount by which the sum so computed as the percentage of Gross Sales of the Lessee during said period exceeds the installment of Minimum Monthly Rent payable during said period.

     At the close of each lease year and within thirty (30) days thereafter, there shall be determined the Gross Sales of during said lease year and the amounts paid to Lessor as Minimum Monthly Rent and as Percentage Rent for said lease year. Thereupon, an adjustment shall be made with respect to said Minimum Monthly Rent and Percentage Rent as follows: if Lessee shall have an amount of Percentage Rent greater than is in fact required to pay for the lease year under the terms hereof the excess so determined shall be applied against amounts due from Lessee p to the Lease, except that, if any unused excess exists at the expiration or termination of this Lease, such sum shall. be paid to within fifteen (15) days after Lease returns the Leased Premises in the condition required under this Lease. If has paid to Lessor an amount of Percentage Rent less than Lessee is required to pay, Lease shall immediately pay the difference to Lessor.

     For the purpose of computing Percentage Rent, sales in the period prior to the commencement of the first lease year shall be added to the sales for the first full month of the first lease yew, Percentage Rent due and payable (if any) for this entire period shall be the amount in excess of the monthly installments of Minimum Monthly Rent which shall be payable by during said period.

          (1) Definition of Gross Sales. Gross Sales of Lessee means that gross selling price of all merchandise or services sold, leased, licensed, or delivered in or from the Premises by Lessee, its permitted sublessee, licensees, or concessionaires, whether for cash or on credit, including the gross amount received by reason of orders taken on the Premises although filled elsewhere, and whether made by store personnel or vending machines (as allowed by this Lease). Any transaction on an installment basis, including, without limitation, any "lay-away" sale or like on, or otherwise involving the extension of credit, shall be treated as a sale for the first. price at the time of the transaction, of the time of payment or when title passes. Gross Sales shall also include any sums Lessee shall receive from pay telephones and stamp machines. Gross Sales shall not include, or if included there shall be deducted (but only to the extent they have been included), sales taxes, but only if such sales taxes are added to the selling price, separately stated, collected separately from the selling price of merchandise or services, and collected from customers.

     Within three (3) years after the receipt of any such statement, Lessor at any time shall be entitled to an audit of such Gross Sales either by Lessor or by a certified public accountant to be designated by Lessor.
Such audit shall be limited to the determination of Gross Sales as defined herein; all records of business done in and about the Leased Premises by Lessee, its subleases, licensees and concessionaires, including but in no way limited to, all state and municipal sales tax and remits, reports to the State Board of Equalization., income and franchise tax returns daily detailed dated cash register strips, bank books, voucher bills and all records, documents and papers pertaining to the business done in the Leased Premises, shall be subject to the inspection of Lessor for such purpose; additionally, Lessor shall have the right to examine and check the total an said cash register, daily, weekly, or monthly at its election for the purpose of determining Gross Sales and Percentage Rent; all such inspection may be conducted during normal business hours at Lessee's principal place of business by Lessor, its accountants and/or Attorneys. If it shall be determined as a result of such audit that there has been a deficiency in the payment of Percentage Rent, then such deficiency shall become immediately due and payable with interest at the highest rate allowed by law. If Lessee's statements for the pertinent lease year shall be found to have understated Gross Sales by more than two percent (2%), then the reasonable cost of the audit shall be paid by Lessee to Lessor, if the understatement exceeds ten percent (10%), then in addition to the payment of said audit cost and all other legal remedies of Lessor, such understatement shall be deemed a breach of this Lease and shall entitle Lessor to cancel and terminate this Lease. Any information gained from such statements or inspection shall be confidential and shall not be disclosed other than to carry out the purposes hereof; provided; however, Lessor shall be permitted to divulge the contents of any such statements in connection with any financing arrangements or assignments of Lessor's interest in the Leased Premises or in connection with any administrative or judicial proceedings in which Lessor is involved and where Lessor may be required to divulge such information.

     Statement of Gross Sales. Lessee agrees to furnish or cause to be furnished to Lessor simultaneously with the payment of Percentage Rent (if any) a statement of Gross Sales of the within (10) days after the close of each calendar month, and an annual statement of Gross Sales within thirty,
(30) days after the close of each lease year or within thirty (30) days after the expiration or termination of the Lease Term. Such statements shall be signed by Lessee if Lessee is composed of individuals or by a responsible officer if Lessee is a corporation.

     Lessee shall keep at the Leased Premises full and accurate books of account, records, cash receipts, and other pertinent data showing its Gross Sales and Lessee shall record therein every sale and other transaction made from the Leased Premises. Lessee shall also furnish to Lessor upon request, copies of its quarterly state sales and use tax returns filed with the state in which the Shopping Center is located. Such books of account, records, cash receipts, and other pertinent data shall be kept for a period of three (3) years after the end of each lease year. The receipt by Lessor of any statement or any payment of Percentage Rent for any period, shall not bind Lessor as to the correctness of the statement or the payment

     (c) Prepaid Rent Concurrently with Lessees execution of this Lease, Lessee shall pay to Lessor the sum as stated in Paragraph I-2 of the Basic Lease Provisions as "Prepaid Rent" for the months designated therein.

     (d) Definition of Rent All of the payments described in the foregoing subsections 3(a) through 3(c), are hereinafter collectively referred to as "Rent"

4.   Payment of Rent.

Lessee agrees to pay the Rent herein reserved at the time hereinabove set forth, without deduction or offset, prior notice or demand, in lawful money of the United States of America, to the Lessor as set forth in Paragraph M of the Basic Lease Provisions or to such other person and/or at such other place as Lessor may from time to time designate in writing.

5.   Possession.

     Possession of the Leased Premises shall be tendered to the Lessee upon execution of the agreement or at such later date as the parties may agree in writing.

     If Lessor is unable to do possession of the Premises by the date specified for the commencement of the term as a result of causes beyond its reasonable control Lessor shall not be liable for any damage caused for to deliver possession, and this shall not be void or voidable. Lessor shall not be liable for rent until Lessor delivers possession of the Premises to but the term not be extended by the delay

6.   Payment of Taxes and Assessments by Lessee.

     Lessee shall reimburse Lessor as more specifically provide in Paragraph 17, below, for Lessee's Proportionate Share, as defined in Paragraph 17 below, of all taxes and assessments assessed, levied, imposed or applicable to the Premises and/or the Shopping Center including without limitation, real property taxes, assessment. improvement bonds, and other governmental charges, commercial rental tax, business tax, license fees, or levies, general and special, regular and supplemental, ordinary and extraordinary, unforeseen as well as foreseen, of any kind or nature, hereinafter collectively referred to as "Impositions", which are assessed, levied, imposed or become a lien upon the Premises, the Shopping Center of which the Premises are a part or become payable during the term; excepting only inheritance taxes, or taxes levied on or computed by reference to Lessor's personal net income as a whole on all of Lessor's investments.
The term Impositions shall also include any tax, fee, levy, assessment or charge imposed as the result of a transfer, either partial or total of Lessor's interest in the Leased Premises and/or the Shopping Center. If at any time subsequent to the date of this Lease, the methods of taxation prevailing as of the date of this Lease shall be altered so that in lieu of or as a supplement to or a substitute for the whole or any part of any taxes, charges or assessments now levied, assessed, or imposed on the Leased Premises and for the Shopping Center and appurtenances thereto and the facilities thereof, or the real property relating thereto, there shall be levied, assessed, or imposed (a) a tax, assessment, levy, imposition or charge wholly or partially as a net income, capital or franchise levy or otherwise on the rents, issues, profits or income derived therefrom or (b) the tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the Leased Premises and appurtenances thereto and the facilities thereof or the real property relating thereto and unposed upon Lessor, or (c) a license fee measured by the Rent payable under this Lease, then all such taxes, assessments, levies, impositions or charges, or the part thereof so measured or based, shall be deemed to be included in the term Impositions.

7.   Assignment and Subletting.

     (a) Lessor's Consent Required. Lessee shall not voluntarily, by operation of law or otherwise assign this Lease or enter into license or concession agreements, sublet all or any part of the Leased Premises, or otherwise transfer, mortgage, pledge, hypothecate, or encumber all or any part of Lessee's interest in this Lease or in the Leased Premises or any part thereof, or suffer or permit the Leased Premises or any part thereof, to be used by any third party other than Lessee, its authorized agents, employees, invitee, and visitors, without Lessor's prior written consent and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

     (b) Reasonable Consent. If Lessee is in default under this Lease, it will not be unreasonable for Lessor to withhold consent regardless of the proposed assignee or sublessee. If Lessee is not in default and complies with the following conditions and Lessor is satisfied with the documentation submitted Lessor shall not unreasonably withhold its consent to the assignment of this Lease or the subletting of the Leased Premises or any portion thereof. Lessee shall submit in writing to Lessor for Lessor's review and approval sixty (60) days prior to the effective date of the proposed assignment (i) the name and legal composition of the proposed assignee or sublessee; (ii) the nature of the proposed assignee's or sublessee's business to be carried on in the Leased Premises; (iii) the terms and provisions of the proposed transfer; (iv) and information as Lessor may request concerning the proposed assignee or sublessee, including without limitation, financial history, credit rating, and business experience. Lessee acknowledges that Lessor has entered into this Lease in reliance on the particular skills, knowledge, and experience of Lessee and/or the principal officer of Lessee with respect to the conduct of business in the Leased Premises; Lessee recognizes that Lessor's substantial investment in the Leased Premises and the willingness of Lessor to put that investment at risk under the terms of this Lease is based upon Lessor's judgment. If in Lessor's sole judgment, the quality of professional services or business is or may be in any way adversely affected during the term of this Lease or the financial worth of the proposed new Lessee is less than that of Lessee executing this Lease or Lessee, and Lessee's Guarantor, if any, or if the investigation discloses other information unsatisfactory to Lessor, Lessor reserves the right to refuse such consent.

          Anything to the contrary notwithstanding contained herein or elsewhere in this Lease, Lessor, as additional consideration for approval of such assignment or subletting, shall be entitled; (i) to receive any and all consideration payable in connection therewith, including without limitation, any additional rent or other charges or any lump sum settlement; and/or (ii) to require increases in Minimum Monthly Rent and Percentage Rent payable to Lessor consistent with the then current Minimum Monthly Rent rate for a new lease for similar Leased Premises and to modify this Lease accordingly increasing the Minimum Monthly Rent, adding and/or amending a Percentage Rent clause; and/or (iii) to modify such other provisions of this Lease, as Lessor may require to bring this Lease into compliance with its current leasing practice, including without limitation cancellation of any options to extend the term granted hereunder, if any; and/or (iv) to assume the Lease, to sublease the Leased Premises or to consummate the proposed transfer on the same terms and conditions (excluding any differences in Rent or other financial terms) specified in any notice of a proposed assignment, sublease, or transfer, such option to be exercised within ten (10) days of receipt of a written notice thereof, and/or (v) to cancel or terminate this Lease upon thirty (30) days written notice to Lessee provided that in such event, Lessee, may elect by written notice to Lessor within ten (10) days of delivery of notice of the cancellation or termination to forego such assignment or subletting and to retain the Leased Premises for the balance of the term of this Lease on the terms and conditions herein set forth.

     (c) No Release of Lessee. No consent by Lessor to any assignment or subletting by Lessee shall relieve of any obligations to be performed by Lessee under this Lease, whether occurring before or after such consent assignment of the Lease, or subletting of the Premises. The consent by Lessor to any assignment or subletting shall not relieve Lessee from the obligation to obtain Lessor's express written consent to any other such assignment of the Lease or subletting of the Leased Premises. The acceptance of Rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision of this Lease or to be a consent to any assignment subletting, or other transfer. Consent to one assignment, subletting, or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting, or other transfer.

          Lessee hereby irrevocably assigns to Lessor all Rent and other sums from any such assignment or subletting of the Leased Premises, and agrees that Lessor, as assignor and as attorney-in-fact for Lessee, or a receiver for Lessee appointed upon Lessor's application, may collect such Rent other sums and apply the same as provided in Paragraph 30 upon Lessee's default. Until the occurrence of any act of default by Lessee, assignee, or sublessee, Lessee shall have the right to collect such sums, provided that all excess sums over the Minimum Monthly Rent called for in the Basic Lease Provisions which any assignee or sublessee covenants to pay shall belong solely and exclusively to Lessor.

     (d) Costs; Form of Consent. Lessee agrees to reimburse Lessor for Lessor's reasonable fees and costs, with a minimum of two hundred and fifty ($250) dollars, incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, licensing, or concession agreement, change of ownership, mortgage, or hypothecation of this Lease or Lessee's interest in and to the Leased Premises. Each transfer, assignment, subletting, licensing, concession agreement, mortgage, and hypothecation to which there has been consent shall be by an instrument in a writing in a form satisfactory to Lessor, and shall be executed by the transferor, assignor, sublessor, licensor, concessionaire, hypothecator, or mortgagor, and the transferee, assignee, sublessee, licensee, concessionaire, or mortgagee in each instance, as the case may be; and each transferee, assignee, sublessee, licensee, concessionaire, or mortgagee shall agree in writing for the benefit of Lessor herein to assume, to be bound by, and to perform the terms, covenants, and conditions of this Lease to be done, kept, and performed by Lessee including the payment of all amounts due or to become due under this Lease directly to Lessor. One executed copy of such written instrument shall be delivered to Lessor. Failure to first obtain in writing Lessor's consent or failure to comply with the provisions of this Paragraph shall operate to prevent any such transfer, assignment, subletting, licensing, concession agreement, change of ownership, mortgage, or hypothecation from becoming effective.

     (e) Transfer of Ownership. If Lessee hereunder is a corporation which under the then current laws of the state in which the Shopping Center is located is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, assignment, or hypothecation of any stock or interest in such corporation, association, or partnership in the aggregate in excess of forty (40%) percent shall be deemed an assignment within the meaning and provisions of this Paragraph 7. Further, the dissolution, merger, consolidation or other reorganization of the corporation or the sale or other transfer of forty (40%) percent or more of the assets of the corporation shall be deemed an assignment within the meaning and provisions of this Paragraph 7.

8.   Rights and Obligations Under the Bankruptcy Code.

     Upon the filing of a petition by or against Lessee under the United States Bankruptcy Code, Lessee, as debtor in possession, and any trustee who may be appointed by the Bankruptcy Court agree as follows: (i) to perform each and every obligation of Lessee under this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; and (ii) to pay monthly in advance on the first day of each month as reasonable, compensation for use and occupancy of the Leased Premises the sum set forth in the Basic Lease Provisions as Rent, and all other charges otherwise due to this Lease; and (iii) to reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the Bankruptcy Code or under any other Chapter; and (iv) to give Lessor at least forty-five (45) days prior written notice of any abandonment of the Leased Premises; any such abandonment is to be deemed a rejection of this Lease; and (v) to do all other things of benefit to Lessor otherwise required under the Bankruptcy Code; and (vi) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; and (vii) to have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

     Included within and in addition to any other conditions or obligations imposed upon Lessee or its successor in the event of assumption and/or are the following: (i) the cure of any monetary defaults and the reimbursement of any loss within not more than thirty (30) days of assumption and/or assignment; (ii) the deposit of an additional sum equal to three (3) months' Minimum Monthly Rent to be held as a security deposit; (iii) the use of the Leased Premises as set forth in Paragraph 1 of this Lease, (iv) the reorganized debtor or assignee of such debtor in possession or of its trustee demonstrates in writing that it has sufficient background including but not limited to, substantial business experience and financial ability to operate a business in the Leased Premises in the manner contemplated in this Lease and meet all other reasonable criteria of Lessor as did upon execution of this Lease; (v) the prior written consent of any mortgagee to which this Lease has been assigned as collateral security; and (vi) the Leased Premises, at all times, remains a single Leased Premises and business and no physical changes of any kind may be made to the Premises unless in compliance with the applicable provisions of this Lease.

      No default under this Lease by Lessee, either prior to or subsequent to filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by Lessor. The provisions of this Paragraph 8 shall also apply to any guarantor of this Lease.

     9.  Waste; Nuisance.

     Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other lessee or occupants of the building of which the Leased Premises may be a part or any other building in the Shopping Center, or injure or annoy them use or maintain or permit any nuisance in, on or about the Leased Premises. Lessee shall not commit or suffer to be committed any waste in or upon the Premises.

     Lessee further covenants and agrees that it will not use or suffer or permit any person or persons to use the Leased Premises or any part thereof for conducting therein a second-hand store, auction, distress or fire sale, or bankruptcy or going-out-of-business sale. During said term, Lessee shall keep the Leased Premises and every part thereof in a clean and wholesome condition, free of any objectionable noises, odors, or nuisances; all health and police regulations shall in all respects and at all times be fully complied with by Lessee.

     Lessee shall not install any exterior lighting or plumbing fixtures, shades, or awnings, or make any exterior decoration or painting or similar devices on the roof of exterior walls of the Leased Premises, or make any changes to the store front, without Lessor's prior written consent. Use of the roof of the Leased Premises is reserved to Lessor. shall not do anything on the Leased Premises that will cause damage to the building in which the Leased Premises are located; the Leased Premises shall not be overloaded and no machinery, apparatus, or other appliance shall be used or operated in or on the Leased Premises that will in any manner injure, vibrate, or shake the Leased Premises or the premises of an adjacent lessee. Lessee shall not install, maintain, use, or allow in or upon the Leased Premises any pinball machine, coin-operated music machine, or other coin-operated amusement device of any kind or character.

10.  Prohibited Use

     Lessee shall not use, or permit said Leased Premises or any part thereof, to be used for any purpose or purposes other than the purpose or purposes for which said Leased Premises are hereby leased; including but not limited to entertainment (other than as incidental to the use and for which no charge is made to customers) or recreational purposes. a bowling alley, skating rink, health studio or gym, billiard room, game arcade or amusement center, gambling establishment, movie theater, night club, dance hall, bar or tavern (except if incidental to the operation of a restaurant or delicatessen, if said Premises am hereby leased for such purpose or purposes), pawn shop or the sale of second hand property, an "adult" book store, a pornographic shop, house of prostitution or massage parlor, a "training or education facility", a beauty school or barber college, reading room, place of instruction or any other operation catering primarily to students or trainees rather than to customers or for an auction or for the sale or display of motor vehicles, boats, trailers, motor homes, and establishments. Lessee shall not use, or permit said Leased Premises or any part thereof for any use in direct conflict or competition with then granted or existing exclusives. No use shall be made or permitted to be made of said Leased Premises, no acts done, which will increase the existing rate of insurance upon the Leased Premises in which said Leased Premises may be located (once said rate is established), or cause the cancellation of any insurance policy covering said Leased Premises or any part thereof, nor shall Lessee permit to be kept, used or sold in or about said Leased Premises any article which may be prohibited by standard form of fire insurance policies. Lessee shall, at its sole cost comply with any and all requirements, pertaining to the use of said Lease Premises, of any organizations or company necessary for the maintenance of reasonable fire and public liability insurance, covering said Leased Premises and appurtenances. If applicable and if requested by Lessor, and if required by any insurance organization or governmental agency, Lessee agrees to install and maintain good order an Ansul system and such other adequate fire protection systems as Lessor may deem necessary.

11.  Alterations.

     Lessee shall not make, or suffer to be made, any alterations of the Leased Premises, or any part thereof, without the written consent of Lessor having been first had and obtained, which consent shall not be unreasonably withheld. Lessee agrees that all additions or improvements of whatsoever kind or nature made to the Leased Premises, other than equipment, furniture and movable fixtures, shall belong to and become the property of the Lessor upon the expiration of the term of this Lease or sooner termination thereof. The right of the Lessee to remove such equipment, furniture or movable fixtures is conditioned, however, upon Lessee's agreement, and Lessee hereby agrees to repair any damages to the Leased Premises caused by such removal.

12.  Abandonment.

     Lessee shall not vacate or abandon the Premises at any time during the term hereof,. and if Lessee shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law or otherwise, it shall be a default under this Lease, and any personal property belonging to Lessee and left on said Leased Premises shall be deemed to be abandoned, at the option of Lessor, or the Lessor may store the same in the name and at the cost of the Lessee. The term "abandoned" as used herein means vacation of the Leased Premises by Lessee or any sublessee or assignee of Lessee for a period of more than six (6) consecutive normal business days.

13.  Utilities

     Lessee agrees to pay, prior to delinquency, all charges and/or assessments for gas, electricity, water, sewage, air conditioning, and telephone service or other services which may be used in said Leased Premises if separately metered, and Lessee's Proportionate Share, as defined in Paragraph 17 below, of such utility charges if not separately metered, in the same manner as payments for the Common Area Maintenance, as set forth in Paragraph 17 below.

14.  Maintenance and Repair.

     Lessee shall at all times-during the term hereof and, and at Lessee's sole cost and expense keep, maintain and repair the Leased Premises and other improvements upon and about the Leased Premises in good and sanitary order and condition including, without limitation, the maintenance, repair and replacement, of any store front, doors, signs, entrances and exits, interior walls, ceilings and floors, fire sprinklers, window casements, glazing and air conditioning system, including contracting with a service company for the monthly maintenance, with a copy of the service contract furnished to Lessor, security system, plumbing, pipes, and utility lines, electrical wiring and conduits. Lessee shall maintain the whole of said Leased Premises in a clean and sanitary condition, in accordance with all applicable state, city and county health and sanitation laws and ordinances and as directed by the proper public, officials during the term of this Lease, Lessee shall also at its sole cost and expense be responsible for any alterations or improvements to the Leased Premises necessitated as a result of the requirement of any municipal, state, or federal authority.
If applicable, Lessee shall install and maintain in good working order at all times devices as necessary to ensure that the sewage and drainage system shall not have stoppages. In the event of stoppages created by Lessee's operations, Lessee shall pay or reimburse Lessor for the cost of clearing said stoppages. Lessee shall make any repair or replacement necessary, at its sole cost and expense, for any and all damages caused by a forced entry or attempted forced entry.

     By accepting possession of the Leased Premises, Lessee shall be deemed to have accepted the Leased Premises as being in good condition and repair. Lessee shall undertake all necessary repairs and maintenance to maintain the Leased Premises in a first class condition, and Lessee agrees on the last day of said term or sooner termination of this Lease to surrender the Leased Premises in a first class condition. Lessee shall not defer needed and reasonably necessary items of maintenance and repair in the final months of this Lease, but shall perform the same throughout and including the last day of the term of the Lease, so that when possession is returned to Lessor, Lessor will not have to perform repairs and maintenance that should have been taken care of by the Lessee under its duty to maintain and make repairs to the Leased Premises.

     Lessee covenants and agrees to pay promptly when due all claims for work and materials furnished in connection with its maintenance or alteration of the Leased Premises and shall not permit or suffer any liens or encumbrances to attach to the Leased Premises, and shall indemnify Lessor against loss therefrom; provided, however, that Lessee within five
(5) days after any final judgment which may be recovered against Lessee or the Leased Premises in any action or litigation ensuing by reason of Lessee's contest of such lien or claim of lien, shall pay the same and fully discharge the Leased Premises and improvement from said lien and judgment, or in the event Lessee appeals any judgment rendered against it or the Leased Premises, provided shall forthwith upon the rendering of such judgment furnish an appeal bond or otherwise cause a stay of execution of such judgment, pending final determination of such appeal.

     Lessee further covenants and agrees that Lessor may go upon the Leased Premises and make any necessary repairs to the Leased Premises and perform any work therein (i) which may be necessary to comply with any laws, ordinances, rules or regulations of any public authority or of the Insurance Commissioner or Lessor's Insurance Carrier or of any similar body, if Lessee does not make or cause such repairs to be made or performed or cause such work to be performed promptly after receipt of written demand from Lessor, or (ii) which Lessor may deem necessary to prevent waste or deterioration in connection with the Leased Premises if Lessee does not make or cause such repairs to be made or performed or cause such work to be performed promptly after receipt of written demand from Lessor, or (iii) which Lessor may deem necessary to perform construction work incidental to any portion of the Shopping Center adjacent to, above or below the Leased Premises. Nothing herein contained shall imply any duty on the part of Lessor to do any such work which under any provision of the Lease Lessee may be required to do, nor shall it constitute a waiver of Lessee's default in failing to do the same. No exercise by Lessor of any rights herein reserved shall entitle Lessee to any damage for any injury or inconvenience occasioned thereby nor to any abatement of Rent.

     Except as provided below, Lessor shall not be called upon to make any improvements or repairs in or upon the Leased Premises during the term of this Lease, it being the intention that this Lease shall be what is commonly referred to as a "triple net lease", Lessee being responsible for all expenses of every kind and nature, including capital improvements as well as operating expenses.

     Subject to the Lessor's right to recoup Lessee's Proportionate Share, as defined in Paragraph 17 below, of such expenses as provided in Paragraph 17 below, Lessor, agrees to repair, maintain and replace as necessary the exterior buildings, foundation roof and structure of the Leased Premises and/or the Shopping Center.

15.  Glass Breakage

     Lessee assumes all risks from breakage of glass on said Leased Premises and will promptly replace all such breakage at its own expense.

16.  Common Area.

     All Common Area shall be subject to the exclusive control and management of Lessor or such other persons or nominees as Lessor may have delegated or assigned to excise such management or control, in whole or in part, in Lessor's place and stead. In no event shall have the right to sell or solicit in any manner in any of the Common Area.

     Lessor shall at all times have the right and privilege of determining the nature and extent of the Common Area, and of making such changes therein and thereto from time to time which in its opinion are deemed to be desirable and for the best interests of all persons using said Common Area, including the location and relocation of driveways, entrances, exits, automobile parking spaces, the direction and flow of traffic, installation of prohibited areas, landscaped areas, and all other facilities hereof.

     Lessor hereby grants to customers patrons, suppliers and employees and invitee of Lessee, sub-lessees and concessionaires of Lessee, a non-exclusive license to use parking areas in the Shopping Center for the use of parking motor vehicles during the term of this Lease, subject to rights reserved to Lessor as hereinafter contained. Lessor reserves the right at any time and from time to time to grant similar non-exclusive use to other lessees; to adopt reasonable rules and regulations relating to the use of common areas including parking and no parking areas, and any part thereof; to make changes in parking layout from time to time; to withdraw property from parking use provided adequate customer parking is maintained as reasonably determined by the Lessor; to close any portion of such parking area to such extent as, in the reasonable opinion of Lessor or Lessor's counsel, may be legally sufficient to prevent a dedication thereof or accrual of any right to any person or the public therein or to close temporarily any portion of the parking areas or facilities; and to do and perform any other acts in and to said areas and improvements thereon as Lessor in its reasonable judgement determines to be advisable.

     It is understood that the employees of Lessee and the other lessee of Lessor within the Shopping Center and the employees of other owners of the Shopping Center shall not be permitted to park their automobiles in the automobile parking areas of the common areas winch may from time to time be designated for patrons of the Shopping Center. Lessor may at its election furnish and/or cause to be furnished either within the Shopping Center parking area, or reasonably close thereto, space for employee parking. Lessor at all times shall have the right to designate the particular parking area to be used by any or all of such employees and any such designation may be changed from time to time.

17.  Additional Rent.

     In addition to the maintenance and repair obligations set forth in Paragraph 14 above, and the Rent specified, Lessee shall pay to Lessor further "Additional Rent" as follows:

     (a). Lessee's proportionate share of the operating costs of the common areas in the Shopping Center. Lessee's "Proportionate Share" shall be defined, as the proportion that the total square feet of the Gross Leasable Area of the Leased Premises bears to the total square feet of Gross Leasable Area leased to and occupied by others in the Shopping Center, which is owned by Lessor (whether or not open for business). "Opening Costs" shall mean the total costs and expenses incurred in operating and maintaining the common areas including the parking lot, including, without limitation, re-paving and re-striping of the parking area, maintenance of on-site and off-site sewer and utility fines, maintenance of appurtenant easements, gardening and landscaping, exterior painting and maintenance, water and utility charges, alterations due to changes in the law, costs of public liability insurance (including umbrella insurance), rental income and property damage insurance to be obtained by Lessor, cleaning, sweeping, replacements, repairs, lighting, sanitary control and sewer charges, removal of snow, ice, trash, rubbish, garbage and other refuse, reasonable reserves for anticipated expenditures, the cost of personnel to implement such services, to direct parking, and to police the common areas.
Operating costs shall also include Lessor's or third parties' expenses for management, accounting, bookkeeping, and collection services, such sums to be reasonably determined by Lessor at rates comparable to those charged for similar services in comparable projects in the same geographic area. "Common Areas" means all areas, space, equipment and special services for parking and ingress and egress, and/or for the common and joint use and benefit of the occupants of the Shopping Center as Lessor may in the future designate, and may change at any time during the term hereof including, without limitation, canopy, parking areas, access roads, on-site and off-site sewer and utility servicing the Shopping Center, driveways, retaining walls, landscaped areas, truck service ways or tunnels, loading docks, pedestrian walkways, courts, stairs, ramps, and sidewalks, storage areas, comfort and first aid stations, wash rooms and parcel pickup stations.

     (b) Lessee's Proportionate Share of the Lessor's costs as provided in the last paragraph of Paragraph 14.

     (c)  Lessee's Proportionate Share of Impositions, as provided in
Paragraph 6.

     (d)  Lessee's Proportionate Share of costs as provided in-Paragraph
21(c).

     (e) Ten percent (10%) of all the foregoing costs listed in subparagraphs (a) to (d) inclusive to Lessor's administrative and overhead expenses.

     Upon commencement of Rent, Lessor shall submit to Lessee a statement of the anticipated monthly Additional Rent for the period between such commencement and the following January and shall pay this Additional Rent on a monthly basis concurrently with the payment of the Rent. Lessee shall continue to make such monthly payments until notified by Lessor of a change thereof. By April 1st of each year, Lessor shall endeavor to give Lessee a statement showing the Additional Rent for the prior calendar year and Lessee's allocable share thereof, prorated for the commencement of Rent.
In the event the total of the total monthly payments which Lessee has made for the prior calendar year is less than Lessee's actual share of such Additional Rent, then shall pay the difference in a lump sum with the monthly Additional Rent next coming due. Any over payment by Lessee shall be credited towards the monthly Additional Rent next coming due. A budget estimating the anticipated expenditures, shall be prepared by Lessor, and shall be used for purposes of calculating the anticipated monthly. Additional Rent for the then current year with actual determination of such Additional Rent after each calendar year as above provided; excepting that in any year in which re-surfacing or re-roofing is contemplated, Lessor shall be permitted to include the anticipated cost of same as part of the budget. Even though the term has expired and Lessee has vacated the Leased Premises, when the final determination is made of Lessee's share of said Additional Rent for the year in which this Lease terminates, Lessee shall immediately pay any increase due over the estimated Additional Rent previously Paid and/or conversely, any overpayment made shall be immediately rebated by Lessor to Lessee. Failure of Lessor to submit statements as called for herein shall not be deemed a waiver of Lessee's obligation to pay the above amounts, however, the obligation to pay shall be postponed until Lessor has submitted the statement and Lessee shall have ten (10) days thereafter to tender payment to Lessor.

18.  Lessor's Right to.  Relocate the Leased Premises

     Lessor shall have the right to relocate the Leased Premises to another part of the Shopping Center in accordance with the following: (i) the new leased premises shall be substantially the same in size, dimensions, configuration, decor, and nature as the Leased Premises described in this Lease, and shall be placed in that condition by Lessor at its cost; (ii) the physical relocation of the Leased Premises shall be accomplished by Lessor at its cost; and (iii) Lessor shall give Lessee at least sixty (60) days notice of Lessor's intention to relocate the Leased Premises.

19.  Entry by Lessor.

     Lessor reserves and shall at any and all reasonable times and with reasonable notice during business hours, have the right to enter the Leased Premises to inspect the same, and agrees to allow "for lease" signs of reasonable size to be placed and remain upon the exterior front of the Leased Premises during the last ninety (90) days of the term hereby created.

20.  Compliance with Governmental Regulation

     Lessee agrees that it will comply with and conform to all laws and ordinances, municipal, state and federal, and any and all lawful requirements and orders of any property constituted municipal, state or federal Board or authority, present or future, in anyway relating to the condition, alteration, use or occupancy of the Leased Premises throughout the entire term of this Lease and to the perfect exoneration from liability of the Lessor doing such work as may be required at its sole expense including, but not limited to, any regulations regarding hazardous or dangerous substances. Without limiting the foregoing, Lease agrees that it will not at any time use or occupy the Leased Premises in violation of the certificate of occupancy issued with regard to the Leased Premises. The judgment of any court of competent jurisdiction or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such law, ordinance, requirement or order in the use of the Leased Premises, shall be conclusive of that fact as between Lessor and Lessee.


21.  Insurance and Indemnification.

     Lessee shall, at its sole cost and expense, cause to be placed in effect immediately prior to commencement of the term of this Lease, and shall maintain in full force and effect during said term of this Lease and any renewals thereof, the following insurance in companies satisfactory to the Lessor and licensed in the state in which the Leased Premises are located and in the joint names of Lessor and Lessee as insured (or as additional insured should Lessor so elect). The insurance carrier shall at all times during the term of this Lease have a policyholder's rating of not less than "A/7" in the most current edition of Bests Insurance Reports:

     (a) Comprehensive public liability insurance including, if applicable, but not limited thereto, boiler and machinery and any other similar insurance covering the Leased Premises in an amount normally carried by the Lessee in Lessee's normal "blanket" policy, but in any event not less than $1,000,000 combined single limit bodily injury and property damage for injury and/or death to any number of persons in any one accident. Any insurance required of Lessee under this Lease may be furnished by Lessee under a blanket policy carried by it. Such blanket policy shall contain an endorsement in joint names of Lessor and Lessee, reference the premises, and guarantee a minimum limit available for the Leased Premises equal to the insurance amounts required in this Lease. Annually the policy limits of said public liability insurance shall be reviewed and adjusted to a limit as recommended by the Lessor's insurance carrier. Said limit shall be set at an amount which is reasonable given the nature of Lessee's use. In no event shall said coverage be less than $ 1,000,000.

     (b) Lessee shall, during the entire term of this Lease, keep in full force and effect a policy of Use, Occupancy and Contents Insurance and insurance covering all glass and windows, and if liquor is to be sold on the Leased Premises, Dram Shop Insurance.

     (c) Lessor shall, during the Lease Term, subject to Lessor's right to recoup, Lessee's Proportionate Share of such costs, as more specifically set forth in Paragraph 17, keep the Leased Premises insured for the benefit of Lessor, for its full replacement value against loss or damage by fire, including a broad form endorsement.

     Lessee shall provide copies of the insurance policies, appropriately authenticated by the insurer, as set forth in subparagraphs (a) and (c) above (or insurance certificates should Lessor so elect). Such copies or certificates shall be furnished to Lessor upon execution of this Lease. The policies or certificates shall contain a provision that the insurer will not cancel or refuse to renew the policies, or change in any material way the nature or extent of the coverage provided by such policies without first giving the Lessor thirty (30) days prior written notice by certified or registered mail, return receipt requested. Thirty (30) days prior to expiration of any policies of insurance carried by Lessee, Lessee shall provide proof of continuing coverage.

     In the event Lessee fails to procure, maintain and/or pay for the insurance required by this Lease, at the times and for the duration specified in this Lease, Lessor shall have the right, but not the obligation, at any time and from time to time, and without notice, to procure such insurance and/or pay the premiums for such insurance, in which event shall repay Lessor, as additional rent, all sums so paid by Lessor together with interest thereon and any costs or expenses incurred by Lessor in connection therewith, without prejudice to any other rights and remedies of the Lessor under this Lease. Failure of the Lessee to take out or maintain the insurance policy hereinabove described or to pay the premiums thereon or reimburse the Lessor when due shall carry with it the same consequences as failure to pay any installment of Rent.

     Lessor shall not be liable for any damage done to said Leased Premises or any of the fixtures, merchandise, property or equipment therein contained, whether owned by Lessee or by any other person, due to the overflowing or breaking of steam or water pipes, drains, boilers, basins, toilets, lavatories or gutters or from smoke, fire, odor, earthquake, explosion, gas, electricity, lighting and wiring, or from any other cause and whether having its origin in the Leased Premises hereby leased or elsewhere.

     Lessee, as a material part of the consideration to be rendered to Lessor, hereby waives all against Lessor for injury to any person or for damages to goods, wares, and merchandise in, upon or about said Leased Premises from any cause arising at any time except the negligence or willful misconduct of Lessor, and Lessee will indemnify, protect, defend and hold Lessor harmless from any damages or injury to any person of to the goods, wares and merchandise of any person arising from the use of the Leased Premises by or under Lessee or from the failure of the Lessee to maintain the Leased Premises in the manner herein required

22.  Waiver of Subrogation.

     Lessor and Lessee hereto do hereby waive its entire right of recovery against the other for any damages caused by an occurrence against by Lessor or Lessee, and the rights of any insurance carrier to be subrogated to the rights of the insured under the applicable policy to the extent allowed by the respective insurance carrier. Lessor and Lessee each covenant that at the Commencement Date of the term hereof, their respective insurance policies will contain waiver of subrogation endorsements, and that if such endorsements, for any reason whatsoever, are about to become unavailable, they will give the other party not less than thirty (30) days prior written notice of such impending unavailability.

23.  Surrender.

     Upon the expiration of the term hereof to the leasehold interest created hereby and subject to Lessor's lien rights set forth herein, Lessee shall remove its interior and exterior signs and all of its movable trade fixtures, equipments, and personal property from the Leased Premises and fully repair and/or restore for all damage thereto resulting from such removal, and shall thereupon surrender the Leased Premises in the same condition as they were on the Lease Commencement Date, reasonable wear and tear excepted. Lessee shall upon surrender, furnish a certification by a qualified company that all mechanical equipment in the Leased Premises is in good working condition. All property of any kind not removed from the Leased Premises shall be deemed abandoned by Lessee. If the Leased Premises are not surrendered at the end of the Lease Term, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in surrendering the Leased Premises including but not limited to any loss arising from any claim made by any succeeding Lessee founded on such delay.

     Except as provided herein, no act or conduct of the Lessor, whether consisting of the acceptance of the keys to the Leased Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Leased Premises by the Lessee prior to the expiration of the term hereof, and such acceptance by the Lessor of the surrender by the Lessee shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by the Lessor.

24.  Subordination; Estoppel Certificate.

     At Lessor's option, this Lease shall be subordinated to any mortgage or deed of trust which is now or shall be placed upon the Leased Premises, and Lessee agrees to execute and deliver any instrument, without cost to it, which may be deemed necessary to further effect the subordination of this Lease to any such mortgage or deed of trust; provided, however, such mortgage or deed of trust shall provide, or the mortgage or beneficiary thereunder shall agree, in writing in recordable form delivered to Lessee, that so long as Lessee is not in default under this Lease, foreclosure of any such mortgage or deed of trust or sale pursuant to exercise of any power of sale thereunder shall not affect this Lease but such foreclosure or sale shall be made subject to this Lease which shall continue in full force and effect, binding on the Lessee and transferee. Lessee shall thereafter attorn to the transferee as if said transferee was the Lessor under this Lease.

     Lessee shall, at any time upon not less than ten (10) days prior request by Lessor, execute, acknowledge and deliver to Lessor an estoppel certificate, in writing in a form satisfactory to Lessor certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and, if so, the dates to which the Rent and any other charges have been paid in advance, it being intended that any such statement delivered pursuant to this subparagraph may be relied upon by a prospective purchaser or encumbrancer (including assignees) of the Leased Premises.

25.  Attorneys' Fees.

     In the event of the bringing of any action by either party hereto as against the other hereon or hereunder or by reason of the breach of any covenant or condition on the part of the other party or arising out of this Lease, then and in that event the party in whose favor final judgment shall be entered shall be entitled to have and recover of and from the other reasonable attorneys' fees which shall be fixed by the Court

     Should Lessor become a party defendant to any litigation concerning this Lease or any part of the Leased Premises by reason of any act or omission of the Lessee and not because of any act or omission of the Lessor, then Lessee shall indemnify, protect, defend and hold Lessor harmless from all liability by reason thereof and shall pay to Lessor all reasonable attorneys' fees and costs incurred by Lessor in such litigation.

     In addition, Lessee shall reimburse Lessor for any Attorneys' fees or costs reasonably incurred by Lessor, whether or not suit be instituted, with respect to any default of Lessee under the terms of this Lease

26.  Holding Over.

     Should the Lessee hold over the term hereby created with or without consent of the Lessor, the term of this Lease shall be extended, at Lessor's option on a month to month basis, at twice the rent paid in the last year of the term, including Percentage Rent and adjustments, hereinabove provided, and otherwise upon the covenants and conditions in this Lease contained, until either party hereto serves upon the other thirty (30) days written notice of termination, reciting therein the effective date of cancellation.

27.  Sale by Lessor.

     In the event of a sale or conveyance by the Lessor of the Leased Premises, upon the execution of a written assumption by the purchaser of Lessor's obligations under this Lease, the same shall operate to release the Lessor from any liability arising thereafter out of any of the covenants or conditions, expressed or implied, herein contained in favor of the Lessee, and in such event the agrees to look solely to the responsibility of the successor in interest of the Lessor in and to this Lease. If any security given by Lease to secure the faithful performance of all or any of the covenants of this Lease on part of the Lessee, Lessor may transfer and/or deliver the security, as such, to the purchaser, and upon proper written notice to the Lessee, as provided by law, Lessor shall be discharged from any liability arising thereafter in reference thereto.

28.  Damage or Destruction.

     In the event of damage or destruction of the Leased Premises from an insured casualty, Lessor shall forthwith and with all due diligence repair the same and restore the Lease Premises to substantially the same condition in which they existed prior to such damage or destruction, at Lessor's cost and expense, and such damage or destruction shall in no way annul or void this Lease. Anything in this Paragraph to the contrary notwithstanding, if any such damage or destruction to the Leased Premises is not covered by insurance or cannot be repaired and the Leased Premises restored in the manner hereinabove set forth within one hundred eighty (180) days after the permits to repair such damage or destruction have been obtained, then this Lease may be terminated by the Lessor by notice in writing to the Lessee within sixty (60) days after such damage and destruction, and following such notice this Lease shall be null and void and of no force and effect and the parties shall be relieved of all further liability hereunder. If this Lease is not thereby terminated, Lessor shall repair such damage and destruction and restore the Leased Premises in the manner hereinabove set forth. If the damage or destruction is caused by a casualty covered by insurance, the proceeds of the insurance provided in Paragraph 21 shall be used and paid to Lessor for such repair or reconstruction and both parties shall execute such documents as may be necessary to effect such payment. Rent payments shall continue while the Leased Premises are being replaced or restored for resumption of business operations.

     In the event that destruction occurs and the destruction amounts to more than one-third of the then replacement value of the Shopping Center, then either party by written notice given to the other within fifteen (15) days after the destruction occurs may elect to terminate this Lease forthwith.

     In the event that this Lease is terminated under provisions of the above Paragraph the entire proceeds of the insurance but not including any awards attributable to the loss of any trade fixtures or personal property of Lessee, shall belong to Lessor. Both parties shall execute such documents as the insurance company may require.

29.  Condemnation.

     If title to all of the Premises is taken for any public or quasi-pubic use under any statue, or by right of eminent domain, or by private purchase in lieu of eminent domain, or if title to so much of the Leased Premises is so taken that a reasonable amount of reconstruction of the Leased Premises will not result in the Leased Premises being a practical improvement and reasonably suitable for Lesse's continued occupancy for the uses and purposes for which the Leased Premises are leased, then, in either event, this Lease shall terminate on the date that possession of the Leased Premises, or part of the Leased Premises, is taken.

     If any part of the Leased Premises shall be so taken and the remaining part of the Leased Premises. (after reconstruction of the then existing building in which the Leased Premises are located) is reasonably suitable for Lessee's continued occupancy for the purposes and uses for which the Leased Premises are leased, this Lease shall, as to the part so taken, terminate as of the date that possession of such part is taken, and the Minimum Monthly Rent shall be reduced in the same proportion that the Gross Leasable Area of the portion of the Leased Premises so taken (less any additions to Leased Premises by reconstruction) bears to the original Gross Leasable Area of the Leased Premises. Lessor shall, at its own cost and expense, make all necessary repairs or alterations to the building in which the Leased Premises are located so as to constitute the portion of the Leased Premises a complete merchandising unit. There shall be no abatement of Rent during such restoration except to the extent otherwise provided in this Paragraph.

     All compensation awarded or paid upon a total or partial taking of the fee title of the Leased Premises shall belong to the Lessor, whether such compensation be awarded or paid as compensation for diminution in value of the leasehold or of the fee, Lessee not being entitled to any award for the value of this Lease; provided, however, that Lessor shall not be entitled to any award made to Lessee for depreciation to and cost of removal of stock and fixtures, from the entire award, Lessee shall be entitled to the value of the appropriation of its trade fixture and any amount included therein with respect to Lessee's removal or relocation costs or damages to Lessee's personal property.

30.  Default.

     In the event of any default under this Lease by Lessee, and such default, if it be in the payment of Rent or any other default which can be cured by the payment of money, continues uncured for a period of three (3) days after written notice thereof from Lessor, or if it be a default in any of the other provisions of this Lease, and such default continues uncured for a period of (30) days after written notice thereof from Lessor, then besides any other rights and remedies of Lessor at law or equity, Lessor shall have the right either to terminate this Lease or to have this Lease continue in full force and effect with Lessee at all times having the right to possession of the Leased Premises.

     Lessor shall recover from Lessee an award of damages equal to the sum of (A) the Worth at the Time of Award of the unpaid Rent which had been earned at the time of termination, (B) the Worth at the Time of Award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Lessee affirmatively proves could have been reasonably avoided, (C) the Worth at the Time of Award of the amount by which the unpaid Rent for the balance of the Term after the time of award the amount of such Rent loss that Lessee affirmatively proves could be reasonably avoided, (D) any other amount necessary to compensate Lessor for all the detriment either proximately caused by Lessee's failure to perform Lessee's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, and (E) all such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law.

     For purposes of this Section, "Worth at the Time Award" shall be computed by allowing interest at the highest contract rate permissible under the laws of California or at such other rate as may be specifically prescribed by statue and by using as the annual Rent reserved hereunder the annual Rent plus the aggregate amount of any other Rent, charges and payments paid or payable by Lessee hereunder for the twelve (12) month period prior to the Lessee's default including, without limitation, all amounts payable for taxes, insurance, and other common area and Operating Costs.

     Should Lessor, following any breach or default of this Lease by Lessee, elect to keep this Lease in full force and effect with Lessee retaining the right to on possession of the Leased Premises (notwithstanding the fact that Lessee may have abandoned the Leased Premises), then besides all other rights and remedies Lessor may have at law or equity, Lessor shall have the right to enforce all of Lessor's rights and remedies under this Lease, including, but not limited to, Lessor's right to recover the Rent as it becomes due under this Lease.

     Nothing herein shall prevent Lessor from pursuing any and all other remedies it may have upon Lessee's default including but not limited to its statutory unlawful detainer remedy.

     Lessor shall have the right, in addition to its other remedies and means of redress provided by this Lease and by law, to obtain specific performance of any and all covenants or obligations of Lessee to be kept and performed under this Lease.

     Lessee hereby waiver any and all rights conferred by Section 3275 of the Civil Code of California and by Sections 1174(c) and 1179 of the Code of Civil Procedure of California and any and all other laws and rules of law from time to time in effect during the Lease Term providing that Lessee shall have any right to redeem, reinstate this Lease following its termination by reason of Lessee's breach.

     Lessor hereby Lessee hereto waive trial by jury in any action or proceeding arising out of or relating to this Lease and the right to file therein any cross-complaints, counterclaims against the other, other than those which may be compulsory.

     All remedies herein conferred shall be deemed cumulative and no one exclusive of the other or of any other remedy conferred by law.

31.  Waiver.

     No covenant or condition of this Lease can be waived except by the written consent of the Lessor or Lessee as appropriate, and forbearance or indulgence by Lessor or Lessee in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by the Lessee or Lessor to which the same may apply, and, until complete performance by the Lessee or Lessor of said covenant or condition, the Lessor or Lessee shall be entitled to any invoke any remedy available unto it under this Lease or by law, despite said forbearance or indulgence. The subsequent acceptance of Rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular Rent so accepted, regardless of Lessor's knowledge of such proceeding breach at the time of acceptance of such Rent.

32.  No Personal Liability of Lessor's Shareholders, et al.

     Lessor, is a California unincorporated association doing business as a real-estate investment trust. The trustees, officers, agents and employees of Lessor have no power to bind its shareholders personally, and no obligation of Lessor shall be binding personally upon its shareholders, trustees, officers, agents, or employees. All persons dealing with Lessor, its trustees, officers, agents, employees or representatives shall look solely to Lessor's property for satisfaction of claims of any nature arising in connection with the affairs of Lessor.

33.  Successors and Assigns.

     This Lease shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, always providing that nothing in this Paragraph contained shall impair any of the provisions hereinabove set forth inhibiting assignment without the written consent of the Lessor.

34.  Notice

     Any notice, statement, demand, request, consent, approval, authorization or designation required hereunder to be served upon either of the parties hereto shall be sufficiently served upon the other party by personal delivery or forty eight (48) hours after mailing the same, registered or certified mail, return receipt requested, postage prepaid, or Federal Express, addressed as set forth in Paragraph M, of the Basic Lease Provisions, in the instance of Lessor, and to the Leased Premises in the instance of the Lessee, or to such other address as may from time to time be furnished in writing by Lessor to Lessee or by Lessee to Lessor or which may be set forth in the Basic Lease Provisions.

35.  Competition.

     Lessee, or any individual, firm or corporation that controls Lessee or is controlled by Lessee, shall not own, operate, or become financially interested in a business similar to the one conducted on the Leased Premises within five (5) miles in any direction from the Leased Premises, the mileage measured on a straight-line basis on a map, not following contours of the land and streets.

     If Lessee defaults in performance under this Paragraph, Lessor can elect to include the gross sales from such other business in the gross sales made from or upon the Leased Premises for the purpose of computing any Percentage Rent payable under this Lease.

     36.  Rent Control

     The Rent and other terms of this Lease are the result of extensive negotiations between Lessor and Lessee, both of whom have professional real estate advice, and represent what both Lessor and Lessee have agreed are fair and reasonable for similar properties in the area. In the event any governmental body or agency should enact any regulation, ordinance or law which would reduce the Rent herein provided and the Lessee upon the enactment or at any time thereafter seeks to avail itself of the benefits of such regulation, ordinance or law, then the Lessor may upon thirty (30) days written notice to Lessee terminate this Lease and take possession of the Leased Premises for Lessor's use or such other use as Lessor may wish to make of the property. Nothing herein however shall require Lessee to violate any statute or regulation which will subject Lessee to a fine or penalty.

37.  Quiet Enjoyment.

     Lessor covenants and warrants that upon Lessee's paying the Rent and observing and performing all of the terms, covenants and conditions to be observed and performed by hereunder, Lessee may peaceably and quietly enjoy the Leased Premises.

38.  Signs, Auctions, Window.

     Lessor covenants not place, construct or maintain on the glass panes or supports of the windows of the Leased Premises, the doors, or the exterior walls or roof of the building in which the Leased Premises are located or any portion of the common and parking areas or any improvements located thereon, or on any other area of the Shopping Center or on any interior portion of the Leased Premises that may be visible from the exterior of the Leased Premises, any signs, (including, but not limited to, going out of business signs), advertisements, name, insignias, trademarks, descriptive material or any other similar item, which does not otherwise comply with Exhibit D, without Lessor's prior written consent issued subjected to Lessor's sole discretion. All exterior signs installed by or at the of expense of the Lessee shall be subject to Lessor's prior written approval and shall comply with Exhibit D attached hereto. Lessee shall not, without Lessor's prior written consent, place, construct or maintain on the Leased Premises any advertising media including, but not limited to, search lights, flashing lights, loud speakers, phonographs or other similar visual or audio media. Lessee shall not without Lessor's prior written consent solicit business in, on or about the common and parking areas or display or sell merchandise outside the Leased Premises or permit to be conducted any sale by auction in, on or about the Leased Premises, whether said action be voluntary or involuntary, pursuant to any assignment, for the benefit of creditors or pursuant to any bankruptcy other insolvency proceedings. Lessee shall not place, construct, install or maintain any covering on the inside or outside of the windows of the Leased Premises, without Lessor's prior written consent.

39.  Covenant of Continuous Operation.

     Lessee shall continuously and uninterruptedly use the Leased Premises for the uses specified in this Lease at least eight (8) hours per day every day excepting Federal holidays. Further the Lessee shall maintain adequate inventory and have an adequate number of personnel operating the Leased Premises at all times to service and supply the requirements of Lessee's customers and keep its Leased Premises in a neat, clean and orderly condition. Lessee shall not lower the quality of its merchandise or change the quality of its operations without Lessor's written consent. Lessee shall employ its best efforts to operate its business on the Leased Premises so as to produce maximum Gross Sales. For the purpose of computing Percentage Rent, the Gross Sales for any period during which does not conduct its business as required by this Paragraph and/or any other provision in this Lease shall be deemed to be the greater of the Gross Sales generated on the Leased Premises during that period, or the Gross Sales generate during the corresponding period of the lease year in which Lessee's highest Gross Sales were generated. If the Leased Premises are destroyed or partially condemned and this Lease remains in full force and effect, Lessee shall continue operation of its business at the Leased Premises to the extent reasonably practical from the standpoint of good business judgment during any period of reconstruction. Lessee shall not use all or any portion of the Leased Premises for office, clerical, and other non-selling purposes.

40.  Security Deposit

     As set forth in Paragraph J of the Basic Lease Provision, Lessee shall pay a "Security Deposit" which will be held by the lessor to secure performance under this Lease.

     The Security Deposit shall not be mortgage, assigned, transferred or encumbered by Lessee and any such act on the part of Lessee shall be without force and effect and shall not be binding upon Lessor.

     If any Rent or other sums due hereunder shall be overdue and unpaid or should Lessor make payments on behalf of the Lessee or should Lessee fail to perform any of the terms of this Lease, then Lessor may at its option and without prejudice to any other remedy which Lessor may have, on account thereof, appropriate and apply said Security Deposit or so much thereof as may be necessary to compensate Lessor toward the payment of Rent or other sums due Lessor or for the loss or damage sustained by Lessor due to such breach on the part of Lease; Lessee shall within ten (10) days of demand therefore restore said Security Deposit to the original sum deposited. In the event Lessee fails to occupy the Leased Premises in accordance with the terms of this Lease, Lessor's remedies shall include, without limitation thereto, retention of all sums deposited herewith or otherwise paid pursuant to this Lease. Further, the Lessor may apply the Security Deposit to repair damages to the Leased Premises caused by the Lessee or to clean the Leased Premises upon termination of this Lease. The Security Deposit shall not bear interest nor shall Lessor be required to keep such sum separate from its general funds. Should Lessee comply with all of said terms and promptly pay all Rent and all other sums payable by Lessee when due to Lessor, said Security Deposit shall be returned in full to Lessee, (or, at Lessor's option, to the last assignee of Lessee's interest hereunder) at the expiration of the term of this Lease.

     In the event of bankruptcy or other debtor-creditor proceedings against Lessee, such Security Deposit shall be deemed to be applied first to the payment of Rent and other sums due Lessor for all periods prior to the filing of such proceedings.

41.  Late Charges.

     Lessee hereby acknowledges that late payment by Lessee to Lessor of Rent or other sums due hereunder shall cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any installment of Rent or any other sums due from Lessee shall not be received by Lessor or Lessor's assignee within six (6) days after the date due, then Lessee shall pay to Lessor a late charge equal to ten (10%) percent of such overdue amount plus any attorney's fees incurred by Lessor by reason of Lessee's failure to pay Rent and/or other sums when due hereunder. Any payment postmarked by the 5th of the month shall be presumed to be mailed in a timely manner. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost that Lessor will incur by reason of the late payment by Lessee. Acceptance of such late charges by the Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amounts, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

42.  Environmental Matters

     (a)  Lessee's Covenants Regarding Hazardous Materials.

          (1) Compliance with Environmental Laws. Lessee shall at its sole cost and expense, at all times and in all comply with all federal, state, local or regional laws, regulations ordinances or guidelines, "Hazardous Materials Laws" concerning the management, use, handling, generation, storage, transportation, presence, discharge or disposal of any oil, petroleum products, carcinogens, reproductive toxins, flammable or explosive materials, asbestos, pollutants, contaminants, urea formaldehyde, Freon, or other radioactive, hazardous, toxic, or infectious wastes, materials or substances, "Hazardous Materials". Lessee agrees not to treat, dispose, release, handle, store, generate or install any Hazardous Materials in or about the Leased Premises without Lessor's prior written consent, issued subject to Lessor's sole discretion. Lessor may withdraw its consent to such activities or the presence of any Hazardous Materials at any time for any reason. Upon Lessor's withdrawal of consent to such activities, Lessee shall remove those Hazardous Materials from and/or cease those activities on the Leased Premises as are no longer permitted. Lessor's refusal to consent or withdrawal of consent to activities involving Hazardous shall not limit or affect any of Lessee's obligations under this Lease. Lessee shall provide to Lessor upon execution of this Lease a list of any Hazardous Materials which will be present at the Leased Premises and copies of any and all Material Safety Data Sheets associated therewith. Lessee shall update said list on a regular basis if any changes occur in the types or amounts of such Hazardous Materials. Lessor shall have the right to enter the Leased Premises from time to time to conduct tests, inspections and surveys concerning Hazardous Materials and to monitor Lessee's compliance with its obligations concerning Hazardous Materials and Hazardous Materials Laws. Lessee is hereby advised that there are certain notice requirements under Proposition 65, which may be applicable to Lessee and Lessee should consult its counsel with respect to its responsibilities therefor.

          (2) Hazardous Materials Handling. Lessee shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Lessee's use of the Leased Premises. Lessee shall cause any and all Hazardous Materials to be taken away or removed from the Leased Premises and to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes, and shall deliver to Lessor copies of any Uniform Hazardous Waste Manifests associated with such disposal. Prior to expiration or earlier termination of this Lease, Lessee shall cause all Hazardous Materials to be removed from the Leased Premises and transported for use, storage or disposal in accordance and in compliance with all applicable Hazardous Materials Laws. Lessee shall not take any remedial action in response to the presence of any Hazardous Materials in or about the Leased Premises, nor enter into any settlement agreement; consent decree or other compromise in respect to any claims relating to any Hazardous Materials or Hazardous Materials Laws in any way connect with the Leased Premises, without first notifying Lessor of Lessee's intention to do so and affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's interest with respect thereto.

          (3) Notices. Lessee shall immediately notify Lessor in writing of: (i) any release or suspected release of Hazardous materials on, in, under, about, from or around the Leased Premises, whether caused by Lessee or any other person; (ii) any remedial or mitigation action Lessee institutes or proposes with respect to any Hazardous Materials in any Hazardous Materials in any way connected with the Leased Premises; (iii) any enforcement, cleanup, removal, remedial or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws; (iv) any claims made or threatened by any person against Lessee, of the Leased Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (v) any reports made to or by any governmental agency or any lender arising out of or in connection with any Hazardous Materials in or removed from the Leased Premises, including any citizen's or agency complaints, notices, warnings or asserted violations in connection therewith and any reports made by any environmental consultants which pertain to the Leased Premises or the Property on which it is located. Lessee shall also supply to Lessor as promptly as possible, and in any event within five (5) business days after Lessee first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the use or presence of Hazardous Material on the Leased Premises.

     (b) Indemnification of Lessor. Lessee shall indemnify, defend (by counsel reasonably acceptable to Lessor), protect and hold Lessor, and each of Lessor's trustee, shareholders, officers, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) for death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by Lessee or its employees, agents, assignees, contractors, subcontractors or others acting for or on behalf of Lessee (whether or not their acts or omissions are negligent, intentional willful or unlawful) and related to (A) the presence in, on, or, under, around or about the Leased Premises or the discharge or release in or from the Leased Premises of any Hazardous Materials due to the use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, around, about or from the Leased Premises, or
(ii) Lessee's failure to comply with any Hazardous Materials Laws. Lessee's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Leased Premises, and the preparation and implementation of any closure remedial action or other required plans in connection therewith. Said obligations shall survive the expiration or earlier termination of the term of this Lease.

     (c) Additional Insurance or Financial Capacity. If at any time it reasonably appears to Lessor that Lessee is not maintaining sufficient insurance or other means of financial capacity to enable Lessee to fulfill its obligations to Lessor hereunder, regarding environmental matters, whether or not then accrued, liquidated, conditional or contingent, Lessee shall procure and thereafter maintain in full force and effect such insurance or other form of financial assurance, with or from companies or persons and in forms reasonably acceptable to Lessor, as Lessor may from time to time reasonably request.

43.  Merchants Association/Marketing Fund.

     Lessee shall join and thereafter maintain, until the termination of this Lease, membership in a nonprofit "Merchants Association" composed of a majority of the occupants of the Shopping Center Bylaws of the Merchants' Association shall be originally adopted by a majority vote of the members of the Merchants' Association. Each member of the Merchants' Association and Lessor shall have one (1) vote.

     Such membership shall include the obligation of Lessee to pay assessments, as determined by said Merchants' Association, and subject to annual increases as determined by a majority vote of the Merchants' Association, to cover the expense of all advertising and other activities carried on by such Merchants' Association for the mutual benefit of its members.

     Lessee shall also pay to the Association on demand an initial assessment, such sum shall be used for the purpose of defraying the promotional expenses to be incurred by the Merchants' Association in connection with Lessee's initial opening in the Shopping Center. Any portion of such initial assessment not actually expended in connection with such initial opening shall be retained by the Merchants' Association.

     The provisions of this Lease shall prevail over any conflicting provisions which may be contained in the articles, bylaws or regulations of the Merchants' Association, and shall be deemed to be covenants for the benefit of Lessor and said Merchants' Association and shall be enforceable by each of them.

     Should Lessor so elect, these provisions regarding a Merchants' Association shall be replaced with the following provisions establishing a "Marketing Fund" which will provide for monthly payments to the Lessor to maintain a fund for promotion and marketing of the Shopping Center.

     Lessor may establish a Marketing Fund for the Shopping Center. Concurrently with each payment of Minimum Monthly Rent, as set forth in Paragraph H of the Basic Lease Provisions, Lessee shall pay to Lessor a "Monthly Marketing Charge", as set forth in Paragraph K of the Basic Lease Provisions, prorated for any partial month of the term of this Lease. Lessee hereby acknowledges that Lessor may not send monthly statements as a condition to Lessee paying Monthly Marketing Charge due under this Lease. Such Monthly Marketing Charge shall serve as Lessee's contribution towards the Shopping Center's advertising, promotion and public relations, including the administrative costs related thereto.

     The Monthly Marketing Charge shall be increased by ten (10%) percent every three (3) years. Lessee hereby agrees to pay such increase upon notice from Lessor

     Lessee further agrees to advertise Lessee's business operated from the Leased Premises in any special publications sponsored by Lessor for advertising by the Shopping Center Lessees at least twice during each lease year.

     Lessor shall maintain books and records of all contributions to and expenditures from the Marketing Fund. Lessor may elect to contribute special advertising or promotional items as well as all or part of the services of a marketing director and staff and their respective offices, compensation and expenses as a part of Lessor's contribution. Lessor shall have the sole right and exclusive authority to hire, control, supervise and discharge the marketing director and staff.

 44. Lessor and Lessee.

     The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular, and the neuter shall include the masculine and feminine genders, and if there be more than one lessee, the obligations hereunder imposed upon the Lessee shall be joint and several.

45.  Relationship of the Parties.

     The relationship of the parties hereto is that of Lessor and Lessee, and it is expressly understood and agreed that Lessor does not in any way nor for any purpose become a partner of Lessee or joint venturer with Lessee in the conduct of Lessee's business or otherwise, and that the provisions of any agreement Lessor and Lessee, relating to Rent, are made solely for the purpose of providing a method whereby the Rent payments are to be measured and ascertained.

46.  Severability.

     If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law; it is the intention of Lessor and Lessee hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

47.  Quitclaim.

     Where requested by the Lessor, at the expiration or earlier termination of this Lease, Lessee shall execute acknowledge and deliver to Lessor, within five (5) days after written request from Lessor to Lessee, any quitclaim deed or other document required by any reputable title company to remove the cloud of this Lease from the real property subject to this Lease.

48.  Other Payments to be Construed as Rent.

     Failure of Lessee to pay taxes, insurance premiums, or any other obligations of the Lessee under the terms of this Lease which can be satisfied by the payment of money by the Lessee shall be deemed to be Rent and shall carry the same consequences as failure to pay any installment of Rent.

49.  Headings and Utilities.

     The marginal headings or titles to the paragraphs of this Lease are not part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease, but are intended for the convenience of the parties only.

50.  Conditions.

     It is agreed between the parties hereto that all the agreements herein contained on the part of the Lessee, whether technically covenants or conditions, shall be deemed to be conditions at the option of the Lessor, conferring upon the Lessor, in the event of breach of any of said agreements, the right to terminate this Lease.

51.  Jurisdiction.

     Lessee hereby consents and agrees that the courts of the City, County and State as set forth Paragraph E, of the Basic Lease Provisions, shall have jurisdiction over its person in actions arising under or relating to this Lessee, and Lessee agrees that any action brought by it arising out of or relating to this Lease shall be filed in said County. Lessor and Lessee agree that said City and County shall for all purposes be considered the place in which this Lease was entered into, notwithstanding the order in which, or the location or locations at which, it may have been executed or delivered.

52.  Time

     Time is of the essence of this Lease and each and all of its provisions.

53.  Corporate Authority.

     If Lessee is a corporation, Lessee shall deliver to Lessor on execution of this Lease a certified copy of a resolution of its board of directors authorizing the execution of this Lease and naming the officers that are authorized to execute this Lease on behalf of the corporation.

54.  Entire Agreement.

     This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Lessor and Lessee relative to the Leased Premises. Except as contained herein, no person purporting to hold the authority to bind Lessor to any statement, covenant, warranty, or representation shall be deemed to have such authority and Lessee agrees that it is not reasonable for Lessee to have assumed that any person had or has such authority. This agreement and the exhibits and attachments may be altered amended, or revoked only by an instrument in writing signed by both Lessor and Lessee. Lessor and Lessee agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents, including any leasing agent or lender, and representatives relative to the leasing of the Premises are merged in or revoked by this agreement

55.  No Reservation of Premises.

     Submission of this Lease shall not be deemed to be a reservation of the Leased Premises. This Lease is subject to the review and mutual acceptance of the final terms, conditions and related documents by Lessor. Lessor shall not be bound hereby until Lessor delivers to Lessee an executed copy of this Lease for the Leased Premises signed by Lessor, having already been signed by Lessee. Lessor reserves the right to exhibit and lease the Leased Premises to other prospective Lessees until such time as the delivery to of this executed Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

                              LESSOR:
                              Western Investment Real Estate Trust, a
                              California unincorporated association doing business as a real estate investment trust


Date: June 6, 1995            By:   /s/

                              Its:  Vice President, Legal


                              By:   /s/

                              Its:


                              Pinecreek Shopping Center Associates, a
                              California limited partnership

                              By:  Connolly Development Inc., General
                              Partner

                              By:   /s/

                              Its:  President



                              LESSEE:
                              Truckee River Bank, a California corporation, doing business as Truckee River Bank

Date: 5/16/95                 By:  /s/ Martin Sorensen

                              Its: Pres/CEO


                              By:

                              Its:


                          FIRST ADDENDUM TO LEASE

     THIS FIRST ADDENDUM TO LEASE, is made and entered into this 17th day of April 1995, by and between Western Investment Real Estate Trust, a California unincorporated association doing business as a real estate investment trust, and Pinecreek Shopping Center Association, a California limited partnership, as "Lessor", and Truckee River Bank, a California corporation, as "Lessee", collectively referred to as the "Parties".

     WHEREAS, the Parties are bound by a lease agreement dated April 17, 1995, for those certain premises at the Pine Creek Shopping Center, the "Shopping Center", located at 736 Taylorville Road, Suite D, in the City of Grass Valley, County of Nevada., and State of California, the "Leased Premises".

     NOW THEREFORE, Lessee and Lessor hereby agree to the addition of certain paragraph(s) to the Lease and the amendment and modification of certain paragraphs of the Lease as follows:

                        FIRST OPTION TO EXTEND TERM

1. Lessee shall have the right to extend the initial term of this Lease for a period of five (5) years upon the same terms and conditions as stated in this Lease, except for Minimum Monthly Rent and except as set forth in this First Option to Extend Term, the "First Option". Lessee may exercise this right by written notification to Lessor not less than one hundred and eighty (180) days prior to the expiration of the initial term of this Lease provided that Lessee is not in default under the Lease at the time of the exercise of the First Option or commencement of the First Option.

     a. Lessee has not been in default beyond any cure period of any of the provisions of this Lease during the initial term of this Lease; and

     b. The First Option granted in this First Option to Extend Term is personal to the original Lessee executing this Lease, and notwithstanding anything to the contrary contained in this Lease, the First Option and the rights contained in this First Option to Extend Term are not assignable or transferable by such original Lessee; and

     c. Lessee's net worth at the time of exercising this First Option, as determined in accordance with generally accepted accounting principles, is no less than Lessee's net worth at the Lease Commencement Date; and

     d. Lessee is operating in the Leased Premises in a manner consistent with the Shopping Center.

     e. During the last twelve (12) months of the Lease Term immediately preceding the date on which Lessee notifies Lessor of its intent to exercise this First Option, Lessee shall have been obligated to pay and shall have paid Lessor Percentage Rent in accordance with subsection (b) of Paragraph 3 Rent.

2. Lessor grants the rights contained herein to Lessee in consideration of Lessee's strict compliance with the provisions hereof, including, without limitation, the manner of exercise of this First Option.

3. The Minimum Monthly Rent and escalations thereto during this First Option, if exercised, shall be mutually agreed upon between Lessee and Lessor prior to the thirtieth (30) day following the exercise of this First Option, as hereinabove stated, at fair market rate which shall be the then comparable rental rate for similar quality and location premises as determined by Lessor. However, in no event shall the Minimum Monthly Rent, payable during the term of this First Option, be less than the Minimum Monthly Rent payable during the last year of the initial term of this Lease, and the escalations shall in no event be less than five (5%) percent annually. Upon failure of the parties to mutually agree upon a Minimum Monthly Rent for the First Option within such period, each party shall appoint an appraiser to determine the Minimum Monthly Rent. If either party fails to select an appraiser, the one appraiser appointed shall set the Minimum Monthly Rent within sixty (60) days. If the two appointed appraisers cannot agree on the Minimum Monthly Rent, the two appraisers shall appoint a third appraiser and the three appraisers shall set the Minimum Monthly Rent within sixty (60) days. Agreement by any two appraisers shall bind the parties as to the agreed fair market Minimum Monthly Rent. If no two appraisers agree, the Minimum Monthly Rent shall then be the average of the three appraisers' rent figures. Lessor and Lessee shall each bear the cost of the appraiser they selected and one-half of the cost of the third appraiser.

4. The Security Deposit, if any; shall be adjusted to the amount which is the next higher five hundred ($500.00) dollar increment above one month's Minimum Monthly Rent for the last year of the initial term of this Lease. This amount shall be paid concurrently with the first Minimum Monthly Rent payment of this First Option.

                         SECOND ADDENDUM TO LEASE

     THIS SECOND ADDENDUM TO LEASE, is made and entered into this 17th day of April 1995, by and between Western Investment Real Estate Trust, a California unincorporated association doing business as a real estate investment trust, and Pinecreek Shopping Center Association, a California limited partnership, as "Lessor", and Truckee River Bank, a California corporation, as "Lessee", collectively referred to as the "Parties"

     WHEREAS, the Parties are bound by a lease agreement and dated April 17, 1995, for those certain premises at the Pine Creek Shopping Center, the "Shopping Center", located at 736 Taylorville Road, Suite D, in the City of Grass Valley, County of Nevada, and State of California, the "Leased Premises".

     NOW THEREFORE, Lessee and Lessor hereby agree to the addition of certain paragraph(s) to the Lease and the amendment and modification of certain paragraphs of the Lease as follows:

                       SECOND OPTION TO EXTEND TERM

1. Lessee shall have the right to extend the term of this Lease for an additional period of five (5) upon the same terms and conditions as stated in this Lease, except for Minimum Monthly Rent and except as set forth in this Second Option to Extend Term, the "Second Option". Lessee may exercise this right by written notification to Lessor not less than one hundred and eighty (180) days prior to the expiration of the term of the First Option to Extend Term as set forth in the First Addendum to Lease, of this Lease provided that:

     a. Lessee has not been in default beyond any cure period of any of the provisions of this Lease during the initial term and the term of the First Option; and

     b. The Second Option granted in this Second Option to Extend Term is personal to the original Lessee executing this Lease, and notwithstanding anything to the contrary contained in this Lease, the Second Option and the rights contained in this Second Option to Extend Term are not assignable or transferable by such original Lessee; and

     c. Lessee's net worth at the time of exercising this Second Option, as determined in accordance with generally accepted accounting principles, is no less than Lessee's net worth at the commencement of the First Option hereof; and

     d. Lessee is operating in the Leased Premises in a manner consistent with the Shopping Center.

     e. During the last twelve (12) months of the Lease Term immediately preceding the date on which Lessee notifies Lessor of its intent to exercise this First Option, Lessee shall have been obligated to pay and shall have paid Lessor Percentage Rent in accordance with subsection (b) of Paragraph 3 Rent.

2. Lessor grants the rights contained herein to Lessee in consideration of Lessee's strict compliance with the provisions hereof, including, without limitation, the manner of exercise of this Second Option.

3. The Minimum Monthly Rent and escalations thereto during this Second Option, if exercised, shall be mutually agreed upon between Lessee and Lessor prior to the thirtieth (30th) day following the exercise of this Second Option, as hereinabove stated, at fair market rate which shall be the then comparable rental rate for similar quality and location premises as determined by Lessor. However, in no event shall the Minimum Monthly Rent, payable during the term of this Second Option, be less than the Minimum Monthly Rent payable during the last year of the term of the First Option, and the escalations shall in no event be less than five (5%) percent annually. Upon failure of the parties to mutual agree upon a Minimum Monthly Rent for the Second Option within such period, each party shall appoint an appraiser to determine the Minimum Monthly Rent. If either party fails to select an appraiser, the one appraiser appointed shall set the Minimum Monthly Rent within sixty (60) days. If the two appointed appraisers cannot agree on the Minimum Monthly Rent, the two appraisers shall appoint a third appraiser and the three appraisers shall set the Minimum Monthly Rent within sixty (60) days. Agreement by any two appraisers shall bind the parties as to the agreed fair market Minimum Monthly Rent. If no two appraisers agree, the Minimum Monthly Rent shall then be the average of the three appraisers' rent figures. Lessor and Lessee shall each bear the cost of the appraiser they selected and one-half of the cost of the third appraiser.

4. The Security Deposit, if any, shall be adjusted to the amount which is the next higher five hundred dollars and zero cents ($500.00) increment above one month's Minimum Monthly Rent for the last year of the term of this Second Option. This amount shall be paid concurrently with the first rental payment of this Second Option.

                          THIRD ADDENDUM TO LEASE

     THIS THIRD ADDENDUM TO LEASE, is made and entered into this 17th day of April 1995, by and between Western Investment Real Estate Trust, A California unincorporated association doing business as a real estate investment trust, and Pinecreek Shopping Center Association, a California limited partnership as "Lessor" and Truckee River Bank, a California corporation, as "Lessee", collectively referred to as the "Parties".

     WHEREAS, the Parties are bound by a lease agreement and addendums dated April 17, 1995, for those certain premises at the Pine Creek Shopping Center, the "Shopping Center", located at 736 Taylorville Road, Suite D, in the City of Grass Valley, County of Nevada, and State of California, the "Leased Premises."

     NOW THEREFORE, Lessee and Lessor hereby agree to the addition of certain paragraph(s) to the Lease and the amendment and modification of certain paragraphs of the Lease as follows:

                        THIRD OPTION TO EXTEND TERM

1. Lessee shall have the right to extend the term of this Lease for an additional period of five (5) years upon the same terms and conditions as stated in this Lease, except for Minimum Monthly Rent and except as set forth in this Third Option to Extend Term, the "Third Option". Lessee may exercise this right by written notification to Lessor not less than one hundred and eighty (180) days prior to the expiration of the term of the Second Option to Extend Term as set forth in the Second Addendum to Lease, of this Lease provided that:

     a. Lessee has not been in default beyond any cure period of any of the provisions of this Lease during the initial term, the term of the First Option and the term of the Second Option; and

     b. The Third Option granted in this Third Option to Extend Term is personal to the original Lessee executing this Lease, and notwithstanding anything to the contrary contained in this Lease, the Third Option and the rights contained in this Third Option to Extend Term are not assignable or transferable by such original Lessee; and

     c. Lessee's net worth at the time of exercising this Third Option, as determined in accordance with generally accepted accounting principles, is no less than Lessee's net worth at the commencement of the First Option hereof, and

     d. Lessee is operating in the Leased Premises in a manner consistent with the Shopping Center.

     e. During the last twelve (12) months of the Lease Term immediately preceding the date on which Lessee notifies Lessor of its intent to exercise this First Option, Lessee shall have been obligated to pay and shall have paid Lessor Percentage Rent in accordance with subsection (b) of Paragraph 3 Rent.


2. Lessor grants the rights contained herein to Lessee in consideration of Lessee's strict compliance with the provisions hereof, including, without limitation, the manner of exercise of this Third Option.

3. The Minimum Monthly Rent and escalations thereto during this Third Option, if exercised, shall be mutually agreed upon between Lessee and Lessor prior to the thirtieth (30th) day following the exercise of this Third Option, as hereinabove stated, at fair market rate which shall be the then comparable rental rate for similar quality and location premises as determined by Lessor. However, in no event shall the less than the Minimum Monthly Rent, payable during the term of this Third Option, be less than the Minimum Monthly Rent payable during the last year of the term of the First Option, and the escalations shall in no event be less than five (5%) percent annually. Upon failure of the parties mutually agree upon a Minimum Monthly Rent for the Third Option within such period, each party shall appoint an appraiser to determine the Minimum Monthly Rent. If either party fails to select an appraiser, the one appraiser appointed shall set the Minimum Monthly Rent within sixty (60) days. If the two appointed appraisers cannot agree on the Minimum Monthly Rent, the two appraisers shall appoint a third appraiser and the three appraisers shall set the Minimum Monthly Rent within sixty (60) days. Agreement by any two appraisers shall bind the parties as to the agreed fair market Minimum Monthly Rent. If no two appraisers agree, the Minimum Monthly Rent shall then be the average of the three appraisers' rent figures. Lessor and Lessee shall each bear the cost of the appraiser they selected and one-half of the cost of the third appraiser.

4. The Security Deposit, if any, shall be adjusted to the amount which is the next higher five hundred dollars and zero cents ($500.00) increment above one month's Minimum Monthly Rent for the last year of the term of this Third Option. This amount shall be paid concurrently with the first rental payment of this Third Option.

5. Lessee shall have no other right to extend the Lease Term beyond this Third Option.

                         FOURTH ADDENDUM TO LEASE

     THIS FOURTH ADDENDUM TO LEASE is made and entered into this 17th day of April, 1995 by and between Western Investment Real Estate Trust a California unincorporated association doing business as a real estate investment trust, and Pinecreek Shopping Center Associates, a California limited partnership, as "Lessor", and Truckee River Bank, a California banking corporation, doing business as Truckee River Bank, as "Lessee", collectively referred to as the "Parties".

     WHEREAS, the Parties are bound by a lease agreement, first addendum to lease and second addendum to lease and third addendum to lease dated April 17, 1995 , for those certain premises at the Pine Creek Shopping Center, the "Shopping Center", located at 736 Taylorville Road, Suite D, in the City of Grass Valley, County of Nevada, and State of California, the "Leased Premises".

     NOW THEREFORE, Lessee and Lessor hereby agree to the addition of certain paragraph(s) to the Lease and modifications of certain paragraphs of the Lease as follows:

C.   Lessee:

     The following is added as the last sentence of Paragraph C Lessee:

          Truckee River Bank may amend its name and the Lease shall be deemed so amended upon notice by Lessee of its new corporate/bank name.

D.   Lessee's Trade Name:

     The following is added as the last sentence of Paragraph D. Lessee's Trade Name:

          Truckee River Bank may amend its name and the Lease shall be deemed so amended upon notice by Lessee of its new corporate/bank name.

L.   Taxes, Insurance, and Common Area Maintenance:

     The following sentence is hereby added as the last sentence of Paragraph L. Taxes, Insurance, and Common Area Maintenance., of Basic Lease Provisions.:

          Initial Taxes, Insurance and Common Area Maintenance expense for the most current period available is represented by Lessor to be the aggregate sum of $0.28 per square foot of space leased. Any increase in said amount shall be based upon proven increases in taxes, insurance and common area maintenance.

1.   Leased Premises and Use.

     The words, "and under no other trade name" in the last sentence of section (a) of Paragraph 1. Leased Premises and Use, located on the second and third lines are deleted in their entirety:

3.   Rent.

     Subsections (b) Percentage Rent., is hereby deleted in its entirety.

     The words "through 3 (c)," in the first sentence of subsection (d) Definition of Rent., of

     Paragraph 3. Rent., are hereby changed to "and 3 (c)"

5.   Possession

     The following paragraph is hereby added as the third paragraph of Paragraph 5. Possession:

          Lessee hereby acknowledges and agrees to accept possession of the Leased Premises in its "As-Is" condition. Lessor acknowledges that the term "as-is" includes, in good condition, of the following items of personal property/fixtures: teller line, vault, vault door, all cabinetry and existing bank equipment. Lessee shall be responsible for returning said personal property/fixtures at the conclusion of the Lease, subject to reasonable wear and tear.

7.   Assignment and Subletting.

     The second paragraph of subsection (b) Reasonable Consent., of Paragraph 7. Assignment and Subletting, is hereby deleted in its entirety, and the following inserted in lieu thereof:

     Lessor hereby acknowledges and agrees that Lessee may assign to any financial institution that intends to merge with Lessee or acquire substantially all of Lessee's assets, Truckee River Bank's interest as Lessee in the lease so long as the merging or acquiring adheres to all the provisions of the Lease, as modified by this Amendment. Still further, Lessee is granted express authority to sublet a portion of the Leased Premises for use by any subsidiary, division or affiliate of Lessee for purposes related to the sale, lease or purchase of products or services legally offered by a financial institution to business or consumer customers.

     Subsection (e) Transfer of Ownership., of Paragraph 7. Assignment and Subletting, is hereby deleted in its entirety.

10.  Prohibited Uses.

     The second sentence of Paragraph 10 Prohibited Uses., starting with the words, "Lessee shall not use" and ending with the words, "with then granted or existing exclusives" located on lines eleven through thirteen is hereby deleted in its entirety.

     The last sentence of Paragraph 10 Prohibited Uses., starting with the words, "If applicable and if requested by Lessor" and ending with the words, "as Lessor may deem necessary" located on lines page eleven on lines six through nine is hereby deleted in its entirety.

     The following paragraph is hereby added as the second paragraph of Paragraph 10. Prohibited Uses:

          Without limiting nor broadening the foregoing, Lessor hereby acknowledges and agrees that Lessee's use of the Leased Premises in accordance with Paragraph F of the Basic Lease Provisions, shall not be a violation, as set forth in this Paragraph 10, Prohibited Uses.

11.  Alterations.

     The last sentence of Paragraph 11. Alterations., starting with the words, "The right of the Lessee to remove such equipment" and ending with the words, "repair any damages to the Leased Premises caused by such removal" is hereby deleted in its entirety and the following inserted in lieu thereof:

     From time to time Lessee may repair, replace, substitute and remove its Lessee's furniture, equipment, fixtures, and machinery so long as Lessee repairs any and all damage caused by said removal to the Leased Premises.

14.  Maintenance and Repair.

     The word "replacement" in the first sentence of the first paragraph of Paragraph 14. Maintenance and Repair., located on the fourth line is hereby deleted in its entirety.

     The word "replacement" in the sixth sentence of the first paragraph of Paragraph 14.

     Maintenance and Repair., located on the fifteenth line is hereby deleted in its entirety.

     The word "replace" in the first sentence of the last paragraph of Paragraph 14. Maintenance and Repair., located on the second line is hereby deleted in its entirety.

     The following paragraph is hereby added as the last paragraphs of Paragraph 14. Maintenance and Repair:

          Lessor warrants the condition of all items described in this paragraph for a period of six (6) months from the effective date of the Lease to be in a clean and sanitary condition and in proper repair and current maintenance. Should any system or item not be in such condition during that six (6) month period, Lessor shall repair same at Lessor's sole cost and expense. Except for reasonable costs of maintenance and repair, Lessor does not deem Lessee to be responsible for the cost arising from the failure of major structural system(s), including but not limited to, floors, walls, ceilings, the roof, water distribution or sewer systems, electrical systems or natural gas systems.

18.  Lessor's Right to Relocate the Leased Premises.

     Paragraph 18. Lessor's Right to Relocate the Leased Premises., is hereby deleted in its entirety.

19.  Entry by Lessor.

     The following is hereby added after the words "during the last ninety
(90) days of the term hereby created" in the first sentence of Paragraph
19.  Entry by Lessor., located on the last line:

          including options to renew.

     The following is hereby added as the second sentence of Paragraph 19. Entry by Lessor:

          Lessor shall notify Lessee before entry into the leased Premises so that Lessee may take reasonable steps to deactivate or disable internal alarms and security measures. Lessor understands that inspection of certain areas of the Leased Premises may have to be in the presence of an officer of Lessee due to security reasons and the nature of Lessee's business operations on the Leased Premises.

25.  Attorneys' Fees.

     The following paragraph is hereby added as the fourth and fifth paragraphs of Paragraph 25 Attorney's Fees:

          Should Lessee become a party defendant to any litigation concerning this Lease or any part of the Leased Premises by reason of any act or omission of the Lessor and not because of any act or omission of the Lessee, then Lessor shall indemnify, protect, defend and hold Lessee harmless from all liability by reason thereof and shall pay to Lessee all reasonable attorneys' fees and costs incurred by Lessee in such litigation.

               In addition, Lessor shall reimburse Lessee for any attorney's fees or costs reasonably incurred by Lessee, whether or not suit be instituted, with respect to any default of Lessor under the terms of this Lease.

26.  Holding Over.

     The word "at twice the rent paid" in the first sentence of Paragraph
26. Holding Over., located in line 3 is hereby deleted in its entirety and the following inserted in lieu thereof:

          at one hundred ten (110%) percent the rent paid


33.  Successors and Assigns.

     Paragraph 33. Successors and Assigns is hereby deleted in its entirety and the following inserted in lieu thereof: amended as follows:

     The words "nothing in this Paragraph contained" in the first sentence of Paragraph 33. Successors and Assigns, located on the second and third lines shall be deleted and the words, nothing contained in this Paragraph" shall be inserted in their place.

35.  Competition.

     Paragraph 35.  Competition., is hereby deleted in its entirety.

39.  Covenant Of Continuous Operation.

     Paragraph 39. Covenant Of Continuous Operation., is hereby deleted in its entirety and the following inserted in lieu thereof:

          Lessee agrees, in compliance with applicable banking or other laws, to remain open on each bank business day and to maintain a fully operational branch during those hours of operations. Lessee further agrees that the presence of an automatic teller machine in the Leased Premises, in and of itself, shall not be construed as the equivalent of continuous branch operations.

40.  Security Deposit.

     Paragraph 40.  Security Deposit., is hereby deleted in its entirety.

56.  Exclusive Use.

     The following paragraph is hereby added as Paragraph 56.  Exclusive
Use:

          56.  Exclusive Use.

               As long as Lessee is not in default of this Lease and is operating in accordance with the Use of Leased Premises, as set forth in Paragraph F of the Basic Lease Provisions, Lessor agrees not to lease space in the Shopping Center to any new lessees whose primary business use would be a bank, savings and loan institution, credit union or similar financial institution. Lessee hereby acknowledges and agrees that the term bank and savings and loan as used herein shall not be deemed to include Household Finance, Beneficial, Commercial Credit, stock brokerages, credit unions, mortgage companies, or any other uses which are financially related. This exclusive does not apply to any existing lessee prior to the execution of this Lease or any future assignees thereof.

     First Addendum to Lease - First Option to Extend Term

     The words "one hundred and eighty (180) days" located on the fourth line of Paragraph 1 of the First Addendum to Lease, First Option to Extend Term, are hereby changed to "ninety (90) days".

     Subsection (b) of Paragraph 1 of the First Addendum to Lease, First Option to Extend Term, is hereby deleted in its entirety.

     Subsection (e) of Paragraph 1 of the First Addendum to Lease, First Option to Extend Term, is hereby deleted in its entirety.

     Paragraph 4 of the First Addendum to lease, First Option to Extend Term, is hereby deleted in its entirety.

     Second Addendum to Lease - Second Option to Extend Term

     The words " one hundred and eighty (180) days" located on the fourth line of Paragraph 1 of the Second Addendum to Lease, First Option to Extend Term, are hereby changed to "ninety (90) days".

     Subsection (b) of Paragraph 1 of the Second Addendum to Lease, Second Option to Extend Term, is hereby deleted in its entirety.

     Subsection (e) of Paragraph 1 of the Second Addendum to Lease, Second Option to Extend Term, is hereby deleted in its entirety.

     Paragraph 4 of the Second Addendum to Lease, Second Option to Extend Term, is hereby deleted in its entirety.

     Third Addendum to Lease - Third Option to Extend Term

     The words "one hundred and eighty (180) days" located on the fourth line of Paragraph 1 of the Third Addendum to Lease, First Option to Extend Term, are hereby changed to "ninety (90) days"

     Subsection (b) of Paragraph 1 of the Third Addendum to Lease, Third Option to Extend Term, is hereby deleted in its entirety.

     Subsection (e) of Paragraph 1 of the Third Addendum to Lease, Third Option to Extend Term, is hereby deleted in its entirety.

     Paragraph 4 of the Third Addendum to Lease, Third Option to Extend Term, is hereby deleted in its entirety.


                                EXHIBIT "A"

                                 SITE PLAN

This Exhibit is a graphic of the shopping center wherein Leased Premises are located.

                                EXHIBIT "B"

                                COMMON AREA

This Exhibit is a graphic of the common areas related to the shopping center wherein Leased Premises are located.

                                EXHIBIT "C"
                      ACKNOWLEDGMENT OF COMMENCEMENT
                            ESTOPPEL AGREEMENT

LESSOR: Western Investment Real Estate Trust, a California unincorporated association doing business as a real estate investment trust, and Pine Creek Shopping Center Associates, a California limited partnership

LESSEE: Truckee River Bank, a California corporation, doing business as Truckee River Bank

SHOPPING CENTER:         Pine Creek Shopping Center, Grass Valley,
                         California

LOCATION OF PREMISES:    736 Taylorville Road

LEASE DATED:             February 28, 1995

This is to certify:

     1. That the undersigned Lessee occupies the Leased Premises commonly known as 736 Taylorville Road, at Pine Creek Shopping Center, City of Grass Valley, County of Nevada, State of California.

     2.   That the Lease term will commence on April 1, 1995.

     3. That rent has been prepaid in the amount of $3,312.00 by Lessee to Lessor.

     4. That a Security Deposit has been paid in the amount of $0.00 by Lessee to Lessor,

     5. That as of this date hereof, the undersigned Lessee is entitled to NO credit, offset of deduction in rent.

     6. That all construction to be performed by Lessor is complete and has been approved by Lessee.

     7. That the undersigned Lessee claims no right, title or interest in the above-described Leased Premises, or right to the possession of said Leased Premises other than under the terms of said Lease, and that there are no written or oral agreements affecting tenancy other than the Lease.









                              LESSOR:
                              Western Investment Real Estate Trust, a
                              California unincorporated association doing business as a real estate investment trust


Date:   7/19/95               By:   /s/

                              Its:  CFO


                              By:   /s/

                              Its:



                              Pinecreek Shopping Center Associates, a
                              California limited partnership

                              By:  Connolly Development Inc., General
                              Partner

                              By:   /s/

                              Its:  Vice Pres



                              LESSEE:
                              Truckee River Bank, a California corporation, doing business as Truckee River Bank

Date:   6/28/95               By:  /s/Martin Sorensen

                              Its: Pres/CEO

                              By:

                              Its:

                                EXHIBIT "D"

                              SIGN CRITERIA

                        PINE CREEK SHOPPING CENTER
                        GRASS VALLEY, CALIFORNIA .
                              February 1, 1988

These criteria have been established for the purpose of maintaining a continuity of quality and aesthetics throughout the Shopping Center for the mutual benefit of all tenants and to comply with the regulations of the City of Grass Valley. Conformance will be strictly enforced and any installed non conforming or unapproved signs must be brought into conformance at the expense of the Lessee.

I.   GENERAL REQUIREMENTS - ALL SIGNS

     A. Each Lessee shall submit or cause to be submitted to the Lessor for approval, prior to fabrication, four (4) copies of detailed drawings indicating the location, size, layout, design, dimensions, colors, illumination, materials and method of attachment of all signage.

     B. All permits for signs and their installation shall be obtained and paid to the City of Grass Valley by the Lessee or his representative prior to fabrication and installation.

     C. All signs shall be constructed and installed at the Lessee's expense.

     D. Lessee shall be responsible for the fulfillment of all requirements and specifications, including those of the City of Grass Valley.

     E. All signs shall be reviewed for conformance with these criteria and overall design quality. Approval or disapproval of sign submittal based on aesthetics of design shall remain the right of the Lessor or his authorized representative and the City of Grass Valley.

     F. Lessee shall be responsible for the installation and maintenance of his sign. Should Lessee's sign require maintenance or repair, Lessor shall give Lessee thirty (30) days written notice to perform said maintenance or repair. Should Lessee fail to do same, Lessor shall undertake repairs and Lessee shall reimburse Lessor within ten (10) days from receipt of invoice.

II.  SPECIFICATIONS - ALL SIGNS

     All companies bidding to manufacture these signs are advised that no substitutes will be accepted be Lessee whatsoever, unless so indicated in the specifications and approved by the Lessor and Lessee. Any deviation from these specifications may result in purchaser's refusal to accept same.

     All manufactures are advised that prior to acceptance and final payment, each unit will be inspected for conformance by an authorized representative of Lessor. Any signs found not in conformance will be rejected and removed at Lessee's expense.

     Lessee is required to have signs as shown on attached Exhibits D-1, D-2, D-3, and D-4, installed and operable upon lease commencement date.

     A.   General Specifications

          1.   No animated, flashing or audible signs will be permitted.

          2.   No exposed lamps or tubing will be permitted.

          3. All signs and their installation shall comply with all local building codes, electrical codes and the City of Grass Valley Sign Ordinance.

          4.   No portable signs will be permitted.

          5. Grand opening or promotional sign shall comply with the City of Grass Valley Sign Ordinance and be approved by Lessor prior to installation.

          6. No exposed raceways, crossovers or conduit will be permitted.

          7. All cabinets, conductors, transformers and other equipment shall be concealed.

          8.   Painted lettering will not be permitted.

     B.   Location of Signs

          1. All signs or devices advertising an individual use, business or building shall be attached to the building at the location directed by Lessor and in accordance with the sign criteria.

III.     DESIGN REQUIREMENTS

     A.   Canopy Sign (In-Line Shops)

          Pertains to:   Buildings 1, 3 (Spaces 1 and 2), 5, 6 (Spaces 2
and 3), 8 and Pad B

     1.   Individual Letter Sign

          a. All Lessee signs shall be of individual letter construction, mounted structurally, electrically, and individually on the raceway as shown on Exhibit D-1 attached hereto. Sign cabinets will not be permitted.

          b. Each letter or numeral will be internally illuminated and will be faced with plexiglass or similar material.

          c. Maximum width shall be equal to eighty percent (80%) of the lineal leased frontage except as noted in criteria A.l.d. In any case, no sign shall be greater than fifty (50) lineal feet wide.

          d. Maximum sign width for Building 3, Space 1, shall not exceed twenty (20) feet Further, the maximum width of signage for Building 6, Spaces 2 and 3, and Building 8, Space 1, shall not exceed twelve (12) feet for each named space.

          e. Letter height shall be twenty-four (24") inches except for Building 3, Space 1, where letter height shall be thirty-six (36") inches. If Lessee's name cannot accommodate in that size, smaller letters may be approved. Minimum acceptable letter size shall be eighteen (18") inches.

          f. Logos shall not exceed ten (10%) percent of sign area and will be included in the allowable signage subject to criteria A. l.c. and A. l.d. The maximum height of logos shall be twenty-four (24") inches except for Building 3, Space 1, where logos shall not exceed thirty-six (36") inches.

          g. Sign copy shall include minimal information only. The name of the store shall be depicted on the sign.

          h. Letter faces shall be 3/16" acrylic with 3/4" trimcap retainers used at the perimeter. Trimcap color shall be gold. Returns of individual letters shall be five (5") inches. Colors shall be considered on a case by case basis and may not duplicate the sign color used by adjacent stores except at Lessor's discretion. Exterior color shall be Dupont Duranodic #313 Dark Bronze.

          i.   Neon tubing shall be fifteen (15mm) millimeters.

     B.   Undercanopy Signs

          1. Lessee shall install a non-illuminated Undercanopy sign in accordance with Exhibit D-1 attached hereto. Said sign shall be located as depicted on Exhibit D-1.

          2.   One (1) Undercanopy sign shall be allowed per Lessee.

     C.   Arcade Signs

          Pertains to:   Buildings 2, 3 (Space 3), 4, 6 (Space 1), 7 and
                       Future Major Tenants.

          1.   Individual Letter Sign

               a. All signs shall be of individual letter construction, mounted structurally, electrically and individually on the raceway as shown on Exhibit D-2 attached hereto. Sign cabinets will not be permitted.

               b. Each letter or numeral will be in internally illuminated and will be faced with plexiglass or similar material.

               c.   Sign width shall not exceed the following:

                    Building 2               Thirty (30) feet
                    Building 3, Space 3      Twenty six (26) feet
                    Building 4               Twenty eight and one-half
                                             (28.5) feet
                    Building 6, Space 1      Twenty (20) feet
                    Building 7               Forty one (41) feet

               d.   Letter height shall not exceed the following:

                    Building 2               Forty eight (48) inches
                    Building 3, Space 3      Twenty four (24) inches
                    Building 4               Sixty (60) inches
                    Building 6, Space 1      Thirty six (36) inches
                    Building 7               Twenty eight (28) inches

               e. Logos shall not exceed ten (10%) percent of sign area and will be included in the allowable signage subject to criteria C.1.c. and C. 1.d. The maximum height of logos shall not exceed that of sign letters as specified in C. l.d.

               f. Sign copy shall include minimal information only. The name of the store shall be depicted on the sign.

               g. Letter faces shall be 3/16" acrylic with 3/4' trimcap retainers used at the perimeter. Trimcap color shall be gold. Returns of individual letters shall be five (5") inches. Colors shall be considered on a case by case basis and may not duplicate the sign color used by adjacent stores except at Lessor's discretion.
                    Exterior color shall be Dupont Duranodic #313 Dark
                    Bronze.

               h.   Neon tubing shall be fifteen (15mm) millimeters.

               i. Signing for major tenants (5,000 square feet minimum with five or more locations) will be considered on an individual basis subject to Lessor's criteria and City of Grass Valley ordinances.

     D.   Pad Signs - Walls

          Pertains to:   All pads except Pad B

     1.   Individual Letter Sign

          a. All Lessee signs shall be of individual letter construction, mounted structurally, electrically and individually on the raceway as shown on Exhibit D-3 attached hereto. Sign cabinets will not be permitted.

          b. Each letter or numeral will be internally illuminated and will be faced with plexiglass or similar material.

          c. Sign size will be proportionate to the building or development involved. The aggregate area of all signs on the building shall not exceed two (2) square feet for each lineal foot of frontage. Frontage shall be determined at the entry and that portion of the establishment that abuts on the street.

          d. Letter height shall not exceed forty eight (48") inches. If Lessee's name cannot be accommodated in that size, smaller letters may be approved. Minimum acceptable letter size shall be eighteen (18") inches.

          e. Logos shall not exceed ten (10%) percent of the sign area and will be included in the allowable signage subject to the criteria D.1.c. and D.l.d. The maximum height of logos shall be forty eight (48") inches.

          f. Sign copy shall include minimal information only. The name of the store shall be depicted on the sign.

          g. Letter faces shall be 3/16" acrylic with 3/4" trimcap retainers used at the perimeter. Trimcap color shall be gold. Returns of individual letters shall be five (5") inches. Colors shall be considered on a case by case basis and may not duplicate the sign color used by adjacent stores except at Lessor's discretion. Exterior colors shall be Dupont Duranodic #313 Dark Bronze.

          h.   Neon tubing shall be fifteen (15mm) millimeters.


          E.   Pad Signs - Monument

               Pertains to:   All Pads except Pad B

               1.   Number is limited to one (1) per pad building.

               2. Size may not exceed six (36) square feet for a single face. Height shall be six (6) feet including the sign base which shall be two (2) feet in height.

               3.   Construction shall be as shown on Exhibit D-4.

               4. Minor variations to the specifications contained herein will be considered on a case-by-case basis by the Lessor when it is determined such consideration is in the best interests of the Shopping center.

IV.  CONSTRUCTION REQUIREMENT'S

     A. All exterior signs shall be installed per the Exhibits attached. Signs shall bear the UL label and comply with all required codes. Exterior signs shall be secured by concealed fasteners, stainless steel or nickel or cadmium plated.

     B. Sign outlet will be provided by Lessor. Fluorescent lights, tubes and time clocks shall be provided and installed by Lessee.

     C. All exterior signs exposed to the weather shall be mounted at least 3/4" from the building to permit proper direct and water drainage.

     D. All penetrations of the building structure required for sign installation shall be neatly sealed and watertight.

     E. No labels will be permitted on the exposed surface of signs except those required by local ordinance and those shall be placed in an inconspicuous location.

     F. Sign contractor shall repair any damage to any work caused by his work. Damage to structure that is not repaired by the sign contractor shall become the Lessee's responsibility to correct.

     G. Lessee shall be fully responsible for the operations of its sign contractor.

V.   GUARANTEE

     A. Entire display shall be guaranteed for one (1) year from date of instillation against defects in materials and workmanship. Defective parts shall be replaced without charge.

VI.  INSURANCE

     A. Sign contractor shall carry workers' compensation and public liability insurance against all damage suffered or done to any and all persons and/or property while engaged in the construction or erection to signs in tire amount of Five Hundred Thousand Dollars ($500,000.00) combined single limit.

VII. INSTALLATION

     A. Lessor reserves the right to hire an independent electrical engineer (at Lessee's sole expense) to inspect the installation of all Lessee signs and to require the Lessee to have any discrepancies and/or code violations corrected at the Lessee's expense.

VIII.     HOURS OF OPERATION

     A. Sign lighting will be operated by time clocks to be provided by Lessee, Hours of illumination shall be mandated by Lessee's Lease.

IX.  MISCELLANEOUS REQUIREMENTS

     A. Each Lessee shall be permitted to place upon each entrance of its demised Premises not more than one hundred forty four (144) square inches of vinyl, Scothcal #365A gold lettering not to exceed two (2") inches in height, indicating hours of business, emergency telephone numbers, etc.

     B. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks or other descriptive material shall be affixed or maintained upon either the interior or exterior of the glass panes and supports of the show windows and doors, or upon the exterior wall of the building.

     C. If Lessee has a non-customer door for receiving merchandise, Lessee may have its name and address uniformly applied to said door in such location directed by the Project Manager. Application shall consist of black block letters which are two (2") inches high. If more than one Lessee uses the same non-customer door, each Lessee's name and address shall be applied to said door.

     D. At the expiration or sooner termination of Lessee's Lease term, Lessee shall be required to remove his signs and patch the canopy and fascia and paint the patched area to match the surrounding areas.

X.   COLORS

     A. The following Plexiglass Brand colors are approved for use in all Lessee signs. Additional colors are subject to Lessor's approval.

               White     #7328               Yellow    #2325
               Ivory     #2146               Red       #2793
               Yellow    #2037               Green     #2108
               Orange    #2119               Black     #2025
               Blue      #2114               Brown     #2418
XI.. REMOVAL OF SIGN

     A. If the fascia sign is removed for replacement or because of termination of Lease, Lessee shall leave the reader board or fascia in good condition, normal wear and tear excepted. Without limitation, shall be specifically required to fill in, in a professional manner, any holes in the fascia panel caused by removal of the sign and conduit, and, if necessary, shall pay for any painting and/or waterproofing that is necessary to repair said work and to remove sign or "shadows".

                               EXHIBIT "D-1"

                        In-Line Shops Sign Criteria

This Exhibit is a graphic which includes specifications as to the height and width of acceptable signs. This Exhibit also sets forth the materials from which the sign is to be made.

                               EXHIBIT "D-2"

                   Major Tenant and Arcade Sign Criteria

This Exhibit is a graphic which includes specifications as to the height and width of acceptable signs for Buildings 2, 3 (space 3), 4, Building 4 (space 1) and 7.

                               EXHIBIT "D-3"

                      Pad Bldg. Tenant Sign Criteria

This Exhibit is a graphic which includes specifications as to the height and width of acceptable signs for a "Pad Building".

                               EXHIBIT "D-4"

                  Monument Sign Criteria; Pad Buildings

This Exhibit is a graphic which includes specifications as to the height and width of acceptable signs for a monument sign (one per Pad Building).

                                EXHIBIT "C"

                      ACKNOWLEDGMENT OF COMMENCEMENT

                            ESTOPPEL AGREEMENT

LESSOR: Western Investment Real Estate Trust, a California unincorporated association doing business as a real estate investment trust, and Pine Creek Shopping Center Associates, a California limited partnership

LESSEE: Truckee River Bank, a California corporation, doing business as Truckee River Bank

SHOPPING CENTER:         Pine Creek Shopping Center, Grass Valley,
                         California

LOCATION OF PREMISES:    736 Taylorville Road

LEASE DATED:             April 17, 1995

This is to certify:

     1. That the undersigned Lessee occupies the Leased Premises commonly known as 736 Taylorville Road, Suite D, at Pine Creek Shopping Center, City of Grass Valley, County of Nevada, State of California.

     2.   That the Lease term will commence on April 17, 1995.

     3. That rent has been prepaid in the amount of $3,312.00 by Lessee to Lessor.

     4. That a Security Deposit has been paid in the amount of $0.00 by Lessee to Lessor.

     5. That as of this date hereof, the undersigned Lessee is entitled to NO credit, offset of deduction in rent.

     6. That all construction to be performed by Lessor is complete and has been approved by Lessee.

     7. That the undersigned Lessee claims no right, title or interest in the above-described Leased Premises, or right to the possession of said Leased Premises other than under the terms of said Lease, and that there are no written or oral agreements affecting tenancy other than the Lease.






                                   LESSOR:
                                   Western Investment Real Estate Trust, a
                                   California unincorporated association
                                   doing business as a real estate
                                   investment trust

Date:                              By:

                                   Its:


                                   By:

                                   Its:


                                   Pinecreek Shopping Center Associates, a
                                   California limited partnership

Date:                              By: Connoly Development Inc., General
                                       Partner

                                   By:

                                   Its:


                                   LESSEE:
                                   Truckee River Bank, a California
                                   corporation, doing business as Truckee
                                   River Bank

Date:                              By:

                                   Its:


                                   By:

                                   Its: